UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-06563

CALVERT WORLD VALUES FUND, INC.
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

(202) 238-2200
(Registrant's telephone number)

September 30
Date of Fiscal Year End

September 30, 2019
Date of Reporting Period

____________________________________________________________________________________

Item 1. Report to Stockholders.

Calvert International Equity Fund
Calvert Mid-Cap Fund
Calvert International Opportunities Fund
Calvert Emerging Markets Equity Fund

Calvert International Equity Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

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2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Federal Tax Information
30	Management and Organization
32	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
In the midst of a yearlong U.S.-China trade war and slowing economic growth worldwide, global stocks delivered mixed returns during the 12-month period ended September 30, 2019.
U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.
With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.
The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
After sliding in August, U.S. equities rebounded in early September before pulling back in the final weeks of the period. Like U.S. stocks, global equity markets were volatile during the period. In addition to concerns about U.S.-China trade tensions, investors confronted widespread evidence of a global economic slowdown from Germany to China to India. In Europe, markets faced the added uncertainties of Brexit. The United Kingdom is expected to exit the European Union this fall despite the political turmoil the pending move has already created inside and outside its borders.
During the 12-month period ended September 30, 2019, the MSCI World Index,2 a proxy for global equities, returned 1.83%. In the U.S., the blue-chip Dow Jones Industrial Average® gained 4.21%, while the broader U.S. equity market represented by the S&P 500® Index rose 4.25%. The MSCI EAFE Index of developed-market international equities fell -1.34%, and the MSCI Emerging Markets Index fell -2.02% during the period.

Fund Performance
For the 12-month period ended September 30, 2019, Calvert International Equity Fund (the Fund) returned 4.93% for Class A shares at net asset value (NAV), outperforming its benchmark, the MSCI EAFE Index (the Index), which returned -1.34%.
Stock selection was the major contributor to outperforming the Index during the period. Although the Fund uses a bottom-up stock selection strategy that focuses on the strengths of each prospective investment rather than making strategic sector allocations, the Fund’s sector positioning also contributed positively to performance relative to the Index. In this regard, the Fund’s underweight position in the energy sector ─ the worst-performing sector during the period because of low oil prices ─ was notably beneficial during the period.
Iberdrola SA, a Spanish utility, was among the largest individual contributors as the utility sector outperformed the Index against the economic backdrop of weakening global growth. The stock also benefited from the company’s emphasis on energy generation from renewable sources, which the market has increasingly embraced.
London Stock Exchange Group plc (the Exchange) was also a notable contributor. The Exchange’s acquisition of Refinitiv, an international data provider, was expected to strongly increase earnings. The Exchange’s stock price rose on the heels of a takeover bid from Hong Kong Exchanges and Clearing Ltd.
CAE, Inc. (CAE), the largest provider of training programs for commercial pilots, was also among the largest contributors during the period. The company’s strength stemmed from a global shortage of pilots, which has significantly increased the need for training services. Growing demand for air travel also supported stock returns during the period. In addition, CAE’s acquisition of Bombardier’s Business Aircraft Training unit raised earnings projections.
Several of the largest detractors were in the financials sector as declining interest rates during the period weakened the appeal of bank stocks and capital markets to investors.
Swedbank AB, which faced allegations of money laundering, was the largest individual detractor in the Fund. As a result of ongoing investigations, the bank’s senior management was replaced. The stock was sold during the period.
Oceaneering International, Inc., a provider of mini-submarines for the maintenance and repair of oil rigs, was the second-largest individual detractor during the period. Relatively low oil prices slowed capital expenditures throughout the energy sector during the period. The stock was sold during the period.
Prudential plc (Prudential), an insurance company based in the United Kingdom, was also a large detractor as uncertainties over Brexit weakened U.K. financial institutions during the period. Additional concerns over Prudential’s plans to split into two businesses ─ one focused on Europe and the other on the U.S. and Asian markets ─ further weighed on the company’s stock price during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

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PERFORMANCE

Performance[2,3]
Portfolio Managers Christopher M. Dyer, CFA and Ian Kirwan, each of Eaton Vance Advisers International Ltd.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/02/1992	07/02/1992	4.93%	3.35%	3.85%
Class A with 4.75% Maximum Sales Charge	—	—	-0.03	2.36	3.35
Class C at NAV	03/01/1994	07/02/1992	4.15	2.55	2.99
Class C with 1% Maximum Sales Charge	—	—	3.15	2.55	2.99
Class I at NAV	02/26/1999	07/02/1992	5.25	3.77	4.43
Class R6 at NAV	03/07/2019	07/02/1992	5.30	3.78	4.44

MSCI EAFE Index	—	—	-1.34%	3.27%	4.90%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		1.48%	2.23%	1.23%	1.19%
Net		1.15	1.90	0.90	0.86

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$13,341	N.A.
Class I	$250,000	09/30/2009	$385,885	N.A.
Class R6	$1,000,000	09/30/2009	$1,544,333	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Industrials	23.0%	Nestle SA	4.0%
Health Care	15.8%	Kao Corp.	3.0%
Financials	13.2%	Sanofi	2.8%
Consumer Staples	13.0%	Novo Nordisk A/S, Class B	2.7%
Consumer Discretionary	12.8%	Unilever plc	2.7%
Information Technology	11.1%	Amadeus IT Group SA, Class A	2.6%
Materials	4.3%	Melrose Industries plc	2.6%
Communication Services	2.1%	Yamaha Corp.	2.5%
Utilities	2.1%	Pan Pacific International Holdings Corp.	2.5%
High Social Impact Investments	2.0%	DBS Group Holdings Ltd.	2.5%
Venture Capital Limited Partnership Interest	0.5%	Total	27.9%
Venture Capital	0.1%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

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Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

4 Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

6 Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

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FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,057.00	$6.45**	1.25%
Class C	$1,000.00	$1,052.90	$10.29**	2.00%
Class I	$1,000.00	$1,058.30	$5.16**	1.00%
Class R6	$1,000.00	$1,058.80	$4.95**	0.96%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.33**	1.25%
Class C	$1,000.00	$1,015.04	$10.10**	2.00%
Class I	$1,000.00	$1,020.06	$5.06**	1.00%
Class R6	$1,000.00	$1,020.25	$4.86**	0.96%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

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CALVERT INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 97.1%
Australia - 2.2%
CSL Ltd.	34,090	5,390,035

Canada - 2.0%
CAE, Inc.	194,907	4,951,934

Denmark - 5.9%
Chr Hansen Holding A/S	53,761	4,554,296
Coloplast A/S, Class B	28,458	3,423,949
Novo Nordisk A/S, Class B	130,870	6,762,858
		14,741,103

France - 5.1%
Legrand SA	79,930	5,701,959
Sanofi	76,809	7,115,028
		12,816,987

Germany - 2.1%
adidas AG	16,868	5,250,495

Hong Kong - 2.4%
AIA Group Ltd.	641,102	6,046,259

India - 1.9%
HDFC Bank Ltd.	280,046	4,853,257

Ireland - 3.8%
DCC plc	66,741	5,820,769
Kerry Group plc, Class A	31,581	3,691,382
		9,512,151

Japan - 20.4%
Disco Corp.	17,300	3,307,184
Japan Lifeline Co. Ltd. (1)	77,500	1,250,755
Kao Corp.	100,641	7,465,235
Makita Corp. (1)	110,600	3,509,725
ORIX Corp. (1)	395,200	5,911,793
Pan Pacific International Holdings Corp.	374,000	6,261,653
Recruit Holdings Co. Ltd.	183,100	5,594,345
Santen Pharmaceutical Co. Ltd.	210,992	3,687,213
Seven & I Holdings Co. Ltd.	115,617	4,431,054

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
SMC Corp.	8,144	3,500,520
Yamaha Corp.	139,600	6,293,874
		51,213,351

Netherlands - 2.3%
ASML Holding NV	23,205	5,755,152

New Zealand - 1.5%
Fisher & Paykel Healthcare Corp. Ltd.	342,715	3,718,483

Singapore - 2.5%
DBS Group Holdings Ltd.	343,928	6,222,039

South Africa - 1.7%
Naspers Ltd., Class N	28,112	4,256,415

Spain - 6.8%
Amadeus IT Group SA, Class A	91,254	6,538,494
Iberdrola SA	506,293	5,262,291
Industria de Diseno Textil SA	172,685	5,344,180
		17,144,965

Sweden - 7.3%
Assa Abloy AB, Class B	216,450	4,811,932
Atlas Copco AB, Class A	116,800	3,596,637
Indutrade AB	163,178	4,572,764
Tele2 AB, Class B (1)	354,979	5,279,394
		18,260,727

Switzerland - 8.3%
Lonza Group AG	13,973	4,728,614
Nestle SA	92,893	10,074,660
Sika AG	41,683	6,098,712
		20,901,986

Taiwan - 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	133,040	6,183,699

United Kingdom - 15.4%
Abcam plc	247,085	3,481,900
Compass Group plc	174,802	4,498,127
Halma plc	127,980	3,097,809
London Stock Exchange Group plc	47,208	4,239,263
Melrose Industries plc	2,624,604	6,502,409
Prudential plc	316,949	5,743,502

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Unilever plc	111,223	6,684,718
Weir Group plc (The)	250,652	4,390,845
		38,638,573

United States - 3.0%
Visa, Inc., Class A	16,896	2,906,281
Xylem, Inc.	57,512	4,579,105
		7,485,386

Total Common Stocks (Cost $215,239,719)		243,342,997

PREFERRED STOCKS - 0.1%
Venture Capital - 0.1%
Bioceptive, Inc.:
Series A (2)(3)(4)	582,574	—
Series B (2)(3)(4)	40,523	—
FINAE, Series D (2)(3)(4)	2,597,442	151,366
		151,366

Total Preferred Stocks (Cost $491,304)		151,366

		VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTERESTS - 0.5%
Africa Renewable Energy Fund LP (2)(3)(4)		1,045,776
Blackstone Clean Technology Partners LP (2)(3)(4)		2,725
Emerald Sustainability Fund I LP (2)(3)(4)		58,583
gNet Defta Development Holding LLC (2)(3)(4)(5)		249,584
SEAF Central and Eastern European Growth Fund LLC (2)(3)(4)(5)		3,570
SEAF India International Growth Fund LP (2)(3)(4)		688

Total Venture Capital Limited Partnership Interests (Cost $2,220,816)		1,360,926

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.0%
Windhorse International-Spring Health Water Ltd., 1.00%, 3/15/20 (2)(4)(6)	70,000	—

Total Venture Capital Debt Obligations (Cost $70,000)		—

HIGH SOCIAL IMPACT INVESTMENTS - 2.0%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (2)(5)	4,431,583	4,408,140
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20 (2)(7)	220,000	218,429
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20 (2)(7)	283,000	276,497

Total High Social Impact Investments (Cost $4,934,583)		4,903,066

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	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	604,682	604,682

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $604,682)		604,682

TOTAL INVESTMENTS (Cost $223,561,104) - 99.9%		250,363,037
Other assets and liabilities, net - 0.1%		275,622
NET ASSETS - 100.0%		250,638,659

NOTES TO SCHEDULE OF INVESTMENTS
(1) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $7,102,142.
(2) Restricted security. Total market value of restricted securities amounts to $6,415,358, which represents 2.6% of the net assets of the Fund as of September 30, 2019.
(3) Non-income producing security.
(4) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(5) Affiliated company (see Note 7).
(6) Security defaulted as to principal and interest in March 2013. It has been restructured at a 9% rate maturing on March 15, 2020 with 1% to be paid annually and the remaining interest due at maturity. As of September 30, 2019, security is in default with respect to its annual 1% interest payment.

(7) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2019.

Abbreviations:
ADR:	American Depositary Receipt

10 www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

At September 30, 2019, the concentration of the Fund’s investments in the various sectors, determined as a percentage of total investments, was as follows:

ECONOMIC SECTORS	% of total investments*
Industrials	23.0%
Health Care	15.8%
Financials	13.2%
Consumer Staples	13.0%
Consumer Discretionary	12.8%
Information Technology	11.1%
Materials	4.3%
Communication Services	2.1%
Utilities	2.1%
High Social Impact Investments	2.0%
Venture Capital Limited Partnership Investments	0.5%
Venture Capital	0.1%
Total	100.0%
* Does not include Short Term Investment of Cash Collateral for Securities Loaned.

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Africa Renewable Energy Fund LP	4/17/14-5/13/19	991,538
Bioceptive, Inc., Series A	10/26/12-12/18/13	252,445
Bioceptive, Inc., Series B	1/7/16	16,250
Blackstone Clean Technology Partners LP	7/29/10-6/25/15	78,853
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	4,431,583
Emerald Sustainability Fund I LP	7/19/01-5/17/11	393,935
FINAE, Series D	2/28/11-11/16/15	222,609
gNet Defta Development Holding LLC	8/30/05	400,000
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20	11/13/15	220,000
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20	11/13/15	283,000
SEAF Central and Eastern European Growth Fund LLC	8/10/00-8/26/11	146,100
SEAF India International Growth Fund LP	3/22/05-5/24/10	210,391
Windhorse International-Spring Health Water Ltd., 1.00%, 3/15/20	2/12/14	70,000
See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 11

CALVERT INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $218,583,421) - including $7,102,142 of securities on loan	$245,701,743
Investments in securities of affiliated issuers, at value (identified cost $4,977,683)	4,661,294
Cash	21,174,708
Cash denominated in foreign currency, at value (cost $843,061)	843,057
Receivable for investments sold	1,832,858
Receivable for capital shares sold	1,005,630
Dividends and interest receivable	409,401
Interest receivable - affiliated	52,810
Securities lending income receivable	8,166
Receivable from affiliates	29,325
Tax reclaims receivable	346,869
Directors’ deferred compensation plan	101,863
Other assets	9,214
Total assets	276,176,938

LIABILITIES
Payable for investments purchased	22,322,595
Payable for capital shares redeemed	2,152,191
Deposits for securities loaned	604,682
Payable to affiliates:
Investment advisory fee	145,550
Administrative fee	23,288
Distribution and service fees	28,325
Sub-transfer agency fee	19,575
Directors’ deferred compensation plan	101,863
Accrued expenses	140,210
Total liabilities	25,538,279
Commitments and contingent liabilities (see Note 10)
NET ASSETS	$250,638,659

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$239,892,373
Distributable earnings	10,746,286
Total	$250,638,659

NET ASSET VALUE PER SHARE
Class A (based on net assets of $112,922,809 and 6,210,929 shares outstanding)	$18.18
Class C (based on net assets of $6,122,250 and 393,972 shares outstanding)	$15.54
Class I (based on net assets of $82,261,307 and 4,232,884 shares outstanding)	$19.43
Class R6 (based on net assets of $49,332,293 and 2,537,831 shares outstanding)	$19.44

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$19.09
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

12 www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

CALVERT INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $461,989)	$4,008,768
Non-cash dividend income	1,174,616
Interest income	52,079
Interest income - affiliated issuers	66,474
Securities lending income, net	40,281
Total investment income	5,342,218

EXPENSES
Investment advisory fee	1,540,393
Administrative fee	246,463
Distribution and service fees:
Class A	272,623
Class C	79,185
Directors’ fees and expenses	12,404
Custodian fees	53,793
Transfer agency fees and expenses	360,015
Accounting fees	53,681
Professional fees	50,848
Registration fees	86,668
Reports to shareholders	18,558
Miscellaneous	47,191
Total expenses	2,821,822
Waiver and/or reimbursement of expenses by affiliates	(400,965)
Reimbursement of expenses-other	(4,977)
Net expenses	2,415,880
Net investment income	2,926,338

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	3,025,322
Foreign currency transactions	(55,864)
2,969,458

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	6,602,103
Investment securities - affiliated issuers	109,161
Foreign currency	(14,121)
6,697,143

Net realized and unrealized gain	9,666,601

Net increase in net assets resulting from operations	$12,592,939
See notes to financial statements.

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CALVERT INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$2,926,338	$2,345,025
Net realized gain	2,969,458	7,761,999
Net change in unrealized appreciation (depreciation)	6,697,143	(1,187,272)
Net increase in net assets resulting from operations	12,592,939	8,919,752

Distributions to shareholders:
Class A shares	(1,141,071)	(1,876,125)
Class C shares	(50,893)	(125,794)
Class I shares	(912,793)	(1,292,207)
Total distributions to shareholders	(2,104,757)	(3,294,126)

Capital share transactions:
Class A shares	(6,044,601)	(14,993,614)
Class C shares	(4,981,623)	(1,124,533)
Class I shares	13,082,906	(9,224,705)
Class R6 shares (1)	47,291,005	—
Class Y shares (2)	—	(25,569,482)
Net increase (decrease) in net assets from capital share transactions	49,347,687	(50,912,334)

TOTAL INCREASE (DECREASE) IN NET ASSETS	59,835,869	(45,286,708)

NET ASSETS
Beginning of year	190,802,790	236,089,498
End of year	$250,638,659	$190,802,790

(1) For the period from the commencement of operations, March 7, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

14 www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

CALVERT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$17.53	$17.10	$15.49	$15.62		$16.51
Income from investment operations:
Net investment income (1)	0.22	0.19	0.17	0.34	(2)	0.18
Net realized and unrealized gain (loss)	0.61	0.50	1.84	(0.33)		(0.97)
Total from investment operations	0.83	0.69	2.01	0.01		(0.79)
Distributions from:
Net investment income	(0.18)	(0.26)	(0.40)	(0.14)		(0.10)
Total distributions	(0.18)	(0.26)	(0.40)	(0.14)		(0.10)
Total increase (decrease) in net asset value	0.65	0.43	1.61	(0.13)		(0.89)
Net asset value, ending	$18.18	$17.53	$17.10	$15.49		$15.62
Total return (3)	4.93%	4.02%	13.43%	0.04%		(4.78%)
Ratios to average net assets: (4)
Total expenses	1.46%	1.47%	1.58%	1.62%		1.67%
Net expenses	1.27%	1.32%	1.35%	1.38%		1.54%
Net investment income	1.26%	1.09%	1.08%	2.20%	(2)	1.08%
Portfolio turnover	51%	48%	138%	94%		97%
Net assets, ending (in thousands)	$112,923	$114,915	$126,669	$156,757		$167,225

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.013 per share and 0.08% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$15.00	$14.68	$13.31	$13.47		$14.27
Income from investment operations:
Net investment income (1)	0.03	0.06	0.05	0.19	(2)	0.04
Net realized and unrealized gain (loss)	0.58	0.42	1.59	(0.28)		(0.84)
Total from investment operations	0.61	0.48	1.64	(0.09)		(0.80)
Distributions from:
Net investment income	(0.07)	(0.16)	(0.27)	(0.07)		—
Total distributions	(0.07)	(0.16)	(0.27)	(0.07)		—
Total increase (decrease) in net asset value	0.54	0.32	1.37	(0.16)		(0.80)
Net asset value, ending	$15.54	$15.00	$14.68	$13.31		$13.47
Total return (3)	4.15%	3.23%	12.60%	(0.68%)		(5.61%)
Ratios to average net assets: (4)
Total expenses	2.21%	2.22%	2.54%	2.55%		2.58%
Net expenses	2.03%	2.07%	2.10%	2.14%		2.37%
Net investment income	0.23%	0.39%	0.35%	1.42%	(2)	0.31%
Portfolio turnover	51%	48%	138%	94%		97%
Net assets, ending (in thousands)	$6,122	$11,149	$12,013	$13,613		$15,997

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.011 per share and 0.08% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

16 www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

CALVERT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$18.72	$18.24	$16.53	$16.73		$17.68
Income from investment operations:
Net investment income (1)	0.28	0.27	0.21	0.44	(2)	0.30
Net realized and unrealized gain (loss)	0.66	0.53	2.01	(0.36)		(1.05)
Total from investment operations	0.94	0.80	2.22	0.08		(0.75)
Distributions from:
Net investment income	(0.23)	(0.32)	(0.51)	(0.28)		(0.20)
Total distributions	(0.23)	(0.32)	(0.51)	(0.28)		(0.20)
Total increase (decrease) in net asset value	0.71	0.48	1.71	(0.20)		(0.95)
Net asset value, ending	$19.43	$18.72	$18.24	$16.53		$16.73
Total return (3)	5.25%	4.37%	13.89%	0.41%		(4.27%)
Ratios to average net assets: (4)
Total expenses	1.20%	1.22%	1.06%	1.04%		1.03%
Net expenses	0.98%	0.95%	0.96%	0.95%		0.98%
Net investment income	1.52%	1.44%	1.28%	2.67%	(2)	1.68%
Portfolio turnover	51%	48%	138%	94%		97%
Net assets, ending (in thousands)	$82,261	$64,739	$72,503	$140,129		$147,614

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.014 per share and 0.09% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

CLASS R6 SHARES	Period Ended September 30, 2019 (1)
Net asset value, beginning	$17.79
Income from investment operations:
Net investment income (2)	0.28
Net realized and unrealized gain	1.37
Total from investment operations	1.65
Total increase in net asset value	1.65
Net asset value, ending	$19.44
Total return (3)	9.27%	(4)
Ratios to average net assets: (5)
Total expenses	1.14%	(6)
Net expenses	0.96%	(6)
Net investment income	2.62%	(6)
Portfolio turnover	51%	(7)
Net assets, ending (in thousands)	$49,332

(1) For the period from the commencement of operations, March 7, 2019, to September 30, 2019.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the year ended September 30, 2019.
See notes to financial statements.

18 www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert International Equity Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks. The Fund invests primarily in equity securities of foreign companies.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

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Venture Capital Securities. Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income, options-pricing or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow model. Examples of the cost approach are replacement cost, salvage value, or net asset value. The options-pricing method treats common stock and preferred stock as call options on the enterprise value with strike price based on the preferred stock liquidation preference. Venture capital limited partnership interests are valued at the fair value reported by the general partner of the partnership, adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In some cases, adjustments may be made to account for daily pricing of material public holdings within the partnership.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1	Level 2		Level 3(1)	Total
Common Stocks
Canada	$4,951,934	$—		$—	$4,951,934
Taiwan	6,183,699	—		—	6,183,699
United States	7,485,386	—		—	7,485,386
Other Countries(2)	—	224,721,978		—	224,721,978
Total Common Stocks	$18,621,019	$224,721,978	(3)	$—	$243,342,997
Preferred Stocks - Venture Capital	—	—		151,366	151,366
Venture Capital Limited Partnership Interests	—	—		1,360,926	1,360,926
Venture Capital Debt Obligations	—	—		—	—
High Social Impact Investments	—	4,903,066		—	4,903,066
Short Term Investment of Cash Collateral for Securities Loaned	604,682	—		—	604,682
Total Investments	$19,225,701	$229,625,044		$1,512,292	$250,363,037

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2) For further breakdown of equity securities by country, please refer to the Schedule of Investments.
(3) Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.

20 www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D. Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.75% on the first $250 million, 0.725% on the next $250 million and 0.675% on the excess of $500 million. For the year ended September 30, 2019, the investment advisory fee amounted to $1,540,393 or 0.75% of the Fund’s average daily net assets.

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Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM and EVAIL have agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.25%, 2.00% and 1.00% (1.32%, 2.07% and 0.95% prior to February 1, 2019) for Class A, Class C and Class I, respectively, and 0.96% for Class R6 of such class’ average daily net assets. Effective October 1, 2019, CRM and EVAIL have agreed to reimburse the Fund’s total annual operating expenses (as described above) to the extent that they exceed 1.14%, 1.89%, 0.89% and 0.85% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets.The expense reimbursement agreement may be changed or terminated after January 31, 2021. For the year ended September 30, 2019, CRM and EVAIL waived or reimbursed expenses in total of $400,965.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $246,463.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $272,623 and $79,185 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $9,797 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. The Fund was also informed that EVD received $128 of contingent deferred sales charges (CDSC) paid by Class A shareholders and no CDSC paid by Class C shareholders for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $82,365 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $4,977, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $155,280,882 and $105,127,791, respectively.

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NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$2,104,757	$3,294,126
During the year ended September 30, 2019, distributable earnings was increased by $10,386,632 and paid-in capital was decreased by $10,386,632 due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,862,227
Deferred capital losses	($18,694,281)
Net unrealized appreciation (depreciation)	$26,578,340
At September 30, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $18,694,281 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2019, $5,934,395 are short-term and $12,759,886 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$223,767,831
Gross unrealized appreciation	$33,200,557
Gross unrealized depreciation	(6,605,351)
Net unrealized appreciation (depreciation)	$26,595,206
NOTE 5 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan was $7,102,142 and the total value of collateral received was $7,567,257, comprised of cash of $604,682 and U.S. government and/or agencies securities of $6,962,575.

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The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$7,567,257	$—	$—	$—	$7,567,257
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 6 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.

NOTE 7 — AFFILIATED COMPANIES
The Fund has invested a portion of its assets designated for high social impact investments in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), formerly the Calvert Social Investment Foundation, pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC).  The Calvert Funds first obtained an exemptive order for these investments in 1998.  At that time, there was a significant overlap between the Fund Board members and CIC Board members as well as certain other affiliations between CIC and affiliates of the Fund’s investment adviser. In connection with the appointment of Calvert Research and Management (CRM) as the Fund’s investment adviser, the Calvert funds filed a request for a new exemptive order from the SEC to permit additional investments in the Notes.  On October 28, 2019, the SEC issued the requested new exemptive order, allowing the Fund to make additional investments in the Notes.  While the overlap between the Fund Board members and CIC Board members generally has decreased since the original order was granted, certain potential points of affiliation between the Fund and CIC remain.  CRM has licensed use of the Calvert name to CIC and provides other types of support.  CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Funds) serves on the CIC Board, along with two members of the Advisory Council to the Fund Board and a second officer of CRM.  In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board and a member of the Advisory Council to the Fund Board serves as a director emerita on the CIC Board.

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In addition to the Notes, the Fund may also invest in companies that are considered affiliated companies because the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares of the company, or the company is under common ownership or control with the Fund. At September 30, 2019, the value of the Fund’s investment in the Notes and affiliated companies was $4,661,294, which represents 1.86% of the Fund’s net assets. Transactions in the Notes and affiliated companies by the Fund for the year ended September 30, 2019 were as follows:

Name of Issuer	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Interest Income	Principal Amount, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (1)	$4,264,734	$—	$—	$—	$143,406	$4,408,140	$66,474	$4,431,583
Venture Capital Limited Partnership Interests
SEAF Central and Eastern European Growth Fund LLC (1)(2)(3)	39,099	—	(9,318)	—	(26,211)	3,570	—	—
gNet Defta Development Holding LLC (1)(2)(3)	257,618	—	—	—	(8,034)	249,584	—	—
TOTALS				$—	$109,161	$4,661,294	$66,474

(1) Restricted security.
(2) Non-income producing security.
(3) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).

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NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	463,021	$7,932,556	720,208	$12,677,952
Reinvestment of distributions	70,194	1,067,653	98,915	1,738,925
Shares redeemed	(1,095,095)	(18,554,534)	(1,670,878)	(29,410,491)
Converted from Class C	217,447	3,509,724	—	—
Net decrease	(344,433)	($6,044,601)	(851,755)	($14,993,614)

Class C
Shares sold	45,413	$643,966	87,750	$1,330,294
Reinvestment of distributions	3,763	49,178	7,788	117,825
Shares redeemed	(145,293)	(2,165,043)	(170,651)	(2,572,652)
Converted to Class A	(253,136)	(3,509,724)	—	—
Net decrease	(349,253)	($4,981,623)	(75,113)	($1,124,533)

Class I
Shares sold	3,206,610	$57,269,370	1,107,355	$20,830,133
Reinvestment of distributions	52,583	852,895	66,383	1,242,701
Shares redeemed	(2,484,203)	(45,039,359)	(3,142,001)	(58,433,954)
Converted from Class Y	—	—	1,450,354	27,136,415
Net increase (decrease)	774,990	$13,082,906	(517,909)	($9,224,705)

Class R6 (1)
Shares sold	2,547,114	$47,468,909	—	$—
Shares redeemed	(9,283)	($177,904)	—	—
Net increase	2,537,831	$47,291,005	—	$—

Class Y (2)
Shares sold	—	$—	138,696	$2,537,558
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	(52,997)	(970,625)
Converted to Class I	—	—	(1,464,783)	(27,136,415)
Net decrease	—	$—	(1,379,084)	($25,569,482)

(1) For the period from the commencement of operations, March 7, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
NOTE 9 — RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

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NOTE 10 — CAPITAL COMMITMENTS
In connection with certain venture capital and/or limited partnership investments, the Fund is committed to future capital calls, which will increase the Fund’s investment in these securities. The aggregate amount of the future capital commitments totaled $26,470 at September 30, 2019. The Fund had sufficient cash and/or securities to cover these commitments.
The Fund’s unfunded capital commitments by investment at September 30, 2019 were as follows:

Name of Investment	Unfunded Commitment at 9/30/19
Africa Renewable Energy Fund LP	$8,462
Blackstone Clean Technology Partners LP	508
SEAF India International Growth Fund LP	17,500
Total	$26,470

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert World Values Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert International Equity Fund (the Fund), a series of Calvert World Values Fund, Inc., including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund designates approximately $4,198,881, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. For the fiscal year ended September 30, 2019, the Fund paid foreign taxes of $295,431 and recognized foreign source income of $4,424,883.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert World Values Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2005
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Director	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	1992
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2005	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

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Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

32 www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

CALVERT INTERNATIONAL EQUITY FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Investment Sub-Adviser Eaton Vance Advisers International Ltd. 125 Old Broad Street London, EC2N 1AR	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24207 9.30.19

Calvert Mid-Cap Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

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2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Federal Tax Information
26	Management and Organization
28	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
In the midst of a yearlong trade war with China and slowing economic growth worldwide, U.S. stocks delivered mixed returns during the 12-month period ended September 30, 2019.
U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.
With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the job market was robust during the period with the U.S. unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.
The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
After sliding in August, U.S. equities rebounded in early September before retreating in the final weeks of the period. During the 12-month period ended September 30, 2019, the blue-chip Dow Jones Industrial Average®2 gained 4.21%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 4.25%. The technology-laden Nasdaq Composite Index returned 0.52% during the period.
Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index, during the period. As a group, value stocks outpaced growth stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance
For the 12-month period ended September 30, 2019, Calvert Mid-Cap Fund (the Fund) returned 6.56% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell Midcap® Index (the Index), which returned 3.19%.
Stock selection in the materials, industrials, and real estate sectors contributed to the Fund’s outperformance relative to the Index. Stock selection in the energy, information technology, and health care sectors detracted.
Ball Corp., an aluminum can manufacturer within the materials sector, was the largest individual contributor during the period. The stock benefited from strong growth in the company’s sales volume as demand for aluminum cans rose throughout the beverage industry. Investors also responded positively to the company’s announced plans to return capital to shareholders through share buybacks and dividends.
Xcel Energy, Inc., a regulated electric utility within the utilities sector, was also a top contributor. Its stock performed well as a result of the company’s well-executed renewable strategy and a supportive regulatory environment.
Extra Space Storage, Inc., the second-largest self-storage company in the U.S. within the real estate sector, was also a strong contributor during the period. The stock performed well throughout the year as the company expanded its business at existing properties and made some opportunistic capital acquisitions. The company also benefited from its large scale, which enabled it to provide data, analytics, and other value-added services across 38 states. The company owned or operated over 1,400 stores, 910,000 units, and 103 million square feet of rentable space during the period.
Core Laboratories NV, an oil field services and equipment provider within the energy sector, was the largest individual detractor during the period. Sustained reduced oil prices and capital expenditures across the energy sector weighed on the stock. By period-end, the stock was sold out of the Fund.
In the communication services sector, Eventbrite, Inc., a provider of event-management resources, was among the largest individual detractors. The company’s unsuccessful efforts to integrate Ticketfly ─ a ticket-distribution service ─ caused it to fall short of revenue forecasts. By period-end, the stock was sold out of the Fund.
Oceaneering International, Inc. (Oceaneering) was also a leading detractor. Within the energy sector, the company specializes in engineering services and products that support offshore drilling, including remotely operated vehicles and fully submergible products. Oceaneering was adversely affected by sustained reduced oil prices and capital expenditures across the energy sector during the period. By period-end, the stock was sold out of the Fund.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Charles B. Gaffney of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/31/1994	10/31/1994	6.56%	7.32%	12.01%
Class A with 4.75% Maximum Sales Charge	—	—	1.49	6.29	11.46
Class C at NAV	10/31/1994	10/31/1994	5.77	6.52	11.14
Class C with 1% Maximum Sales Charge	—	—	4.81	6.52	11.14
Class I at NAV	06/03/2003	10/31/1994	6.85	7.77	12.63

Russell Midcap® Index	—	—	3.19%	9.10%	13.06%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.28%	2.03%	1.03%
Net			1.18	1.93	0.93

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$28,772	N.A.
Class I	$250,000	09/30/2009	$821,813	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)		TEN LARGEST HOLDINGS (% of net assets)[5]

Information Technology	18.8%	Sempra Energy	2.4%
Financials	14.2%	CMS Energy Corp.	2.3%
Industrials	13.3%	Cognizant Technology Solutions Corp., Class A	2.2%
Consumer Discretionary	11.4%	Xcel Energy, Inc.	2.2%
Real Estate	10.7%	AvalonBay Communities, Inc.	2.2%
Health Care	9.9%	Black Knight, Inc.	2.1%
Utilities	8.3%	Extra Space Storage, Inc.	2.0%
Consumer Staples	5.1%	National Retail Properties, Inc.	2.0%
Materials	4.8%	Steel Dynamics, Inc.	1.9%
High Social Impact Investments	1.5%	Fidelity National Information Services, Inc.	1.9%
Communication Services	1.1%	Total	21.2%
Energy	0.9%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,073.70	$6.13**	1.18%
Class C	$1,000.00	$1,070.00	$10.02**	1.93%
Class I	$1,000.00	$1,075.10	$4.84**	0.93%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.15	$5.97**	1.18%
Class C	$1,000.00	$1,015.39	$9.75**	1.93%
Class I	$1,000.00	$1,020.41	$4.71**	0.93%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT (Unaudited)

CALVERT MID-CAP FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 98.0%
Aerospace & Defense - 2.4%
CAE, Inc.	85,600	2,174,809
Hexcel Corp.	36,253	2,977,459
		5,152,268

Auto Components - 1.6%
Aptiv plc	40,300	3,523,026

Banks - 0.7%
First Republic Bank	14,725	1,423,908

Building Products - 2.2%
Fortune Brands Home & Security, Inc.	45,100	2,466,970
Trex Co., Inc. (1)(2)	25,800	2,345,994
		4,812,964

Capital Markets - 4.5%
Cboe Global Markets, Inc.	28,100	3,228,971
Northern Trust Corp.	33,000	3,079,560
SEI Investments Co.	41,000	2,429,455
Tradeweb Markets, Inc., Class A	29,531	1,092,056
		9,830,042

Chemicals - 1.7%
Sherwin-Williams Co. (The)	6,900	3,794,103

Commercial Services & Supplies - 2.1%
Republic Services, Inc.	31,600	2,734,980
Tetra Tech, Inc.	21,100	1,830,636
		4,565,616

Consumer Finance - 1.4%
Discover Financial Services	38,300	3,105,747

Containers & Packaging - 1.1%
Ball Corp.	31,922	2,324,241

Diversified Consumer Services - 3.9%
Bright Horizons Family Solutions, Inc. (1)	15,328	2,337,520
Grand Canyon Education, Inc. (1)	30,700	3,014,740
ServiceMaster Global Holdings, Inc. (1)	58,549	3,272,889
		8,625,149

www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Electric Utilities - 2.2%
Xcel Energy, Inc.	75,200	4,879,728

Electrical Equipment - 1.5%
AMETEK, Inc.	34,632	3,179,910

Electronic Equipment, Instruments & Components - 1.4%
CDW Corp.	24,200	2,982,408

Energy Equipment & Services - 0.9%
TechnipFMC plc	85,402	2,061,604

Equity Real Estate Investment Trusts (REITs) - 10.6%
AvalonBay Communities, Inc.	22,032	4,744,151
Equity Residential	27,800	2,398,028
Extra Space Storage, Inc.	38,282	4,472,103
Lamar Advertising Co., Class A	37,400	3,064,182
Mid-America Apartment Communities, Inc.	32,300	4,199,323
National Retail Properties, Inc.	78,792	4,443,869
		23,321,656

Food & Staples Retailing - 1.3%
BJ’s Wholesale Club Holdings, Inc. (1)	70,000	1,810,900
Performance Food Group Co. (1)	24,100	1,108,841
		2,919,741

Food Products - 2.3%
Conagra Brands, Inc.	112,000	3,436,160
Nomad Foods Ltd. (1)	78,200	1,603,100
		5,039,260

Health Care Equipment & Supplies - 3.3%
Cooper Cos., Inc. (The)	8,700	2,583,900
Haemonetics Corp. (1)	11,600	1,463,224
Teleflex, Inc.	9,225	3,134,194
		7,181,318

Health Care Providers & Services - 3.7%
Amedisys, Inc. (1)	16,800	2,200,968
Centene Corp. (1)	80,900	3,499,734
Chemed Corp.	5,500	2,296,635
		7,997,337

8 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Household Products - 1.5%
Clorox Co. (The)	20,950	3,181,676

Independent Power and Renewable Electricity Producers - 1.3%
NextEra Energy Partners LP	54,900	2,900,916

Insurance - 7.6%
Alleghany Corp. (1)	3,638	2,902,251
Allstate Corp. (The)	23,800	2,586,584
American Financial Group, Inc.	22,383	2,414,006
Assurant, Inc.	27,700	3,485,214
First American Financial Corp.	49,571	2,925,185
RLI Corp.	24,400	2,267,004
		16,580,244

Interactive Media & Services - 1.1%
IAC/InterActiveCorp (1)	10,800	2,354,076

IT Services - 9.0%
Amdocs Ltd.	21,289	1,407,416
Black Knight, Inc. (1)	74,800	4,567,288
Cognizant Technology Solutions Corp., Class A	81,000	4,881,465
CSG Systems International, Inc.	55,000	2,842,400
Fidelity National Information Services, Inc.	31,800	4,221,768
GoDaddy, Inc., Class A (1)	26,500	1,748,470
		19,668,807

Life Sciences Tools & Services - 1.8%
Agilent Technologies, Inc.	50,500	3,869,815

Machinery - 2.3%
Fortive Corp.	40,317	2,764,134
Xylem, Inc.	27,800	2,213,436
		4,977,570

Metals & Mining - 1.9%
Steel Dynamics, Inc.	143,000	4,261,400

Multi-Utilities - 4.7%
CMS Energy Corp.	79,971	5,114,145
Sempra Energy	35,747	5,276,615
		10,390,760

Pharmaceuticals - 1.1%
Jazz Pharmaceuticals plc (1)	19,600	2,511,544

www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Professional Services - 2.8%
IHS Markit Ltd. (1)	48,200	3,223,616
Verisk Analytics, Inc.	19,000	3,004,660
		6,228,276

Semiconductors & Semiconductor Equipment - 3.6%
Analog Devices, Inc.	19,200	2,145,216
NXP Semiconductors NV	24,400	2,662,528
Skyworks Solutions, Inc.	39,850	3,158,112
		7,965,856

Software - 4.7%
ACI Worldwide, Inc. (1)	72,000	2,255,400
ANSYS, Inc. (1)	15,600	3,453,216
CDK Global, Inc.	61,800	2,971,962
RealPage, Inc. (1)	25,300	1,590,358
		10,270,936

Specialty Retail - 3.3%
Best Buy Co., Inc.	48,300	3,332,217
National Vision Holdings, Inc. (1)	80,300	1,932,821
Tiffany & Co. (2)	21,100	1,954,493
		7,219,531

Textiles, Apparel & Luxury Goods - 2.5%
Columbia Sportswear Co.	24,300	2,354,427
Gildan Activewear, Inc.	88,100	3,127,550
		5,481,977

Total Common Stocks (Cost $182,357,666)		214,583,410

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 1.5%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (3)(4)	2,619,488	2,605,631
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20 (4)(5)	309,000	306,794
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20 (4)(5)	398,000	388,854

Total High Social Impact Investments (Cost $3,326,488)		3,301,279

TOTAL INVESTMENTS (Cost $185,684,154) - 99.5%		217,884,689
Other assets and liabilities, net - 0.5%		1,188,722
NET ASSETS - 100.0%		219,073,411

10 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing security.
(2) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $3,384,827.
(3) Affiliated company (see Note 7).
(4) Restricted security. Total market value of restricted securities amounts to $3,301,279, which represents 1.5% of the net assets of the Fund as of September 30, 2019.
(5) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2019.

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	2,619,488
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20	11/13/15	309,000
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20	11/13/15	398,000
See notes to financial statements.

www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT 11

CALVERT MID-CAP FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $183,064,666) - including $3,384,827 of securities on loan	$215,279,058
Investments in securities of affiliated issuers, at value (identified cost $2,619,488)	2,605,631
Cash	1,099,842
Cash denominated in foreign currency, at value (cost $6,041)	6,041
Receivable for capital shares sold	308,173
Dividends and interest receivable	256,087
Interest receivable - affiliated	31,652
Securities lending income receivable	474
Receivable from affiliates	17,015
Directors’ deferred compensation plan	140,364
Other assets	10,998
Total assets	219,755,335

LIABILITIES
Payable for capital shares redeemed	224,899
Payable to affiliates:
Investment advisory fee	117,717
Administrative fee	21,732
Distribution and service fees	44,539
Sub-transfer agency fee	18,435
Directors’ deferred compensation plan	140,364
Accrued expenses	114,238
Total liabilities	681,924
NET ASSETS	$219,073,411

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$177,263,572
Distributable earnings	41,809,839
Total	$219,073,411

NET ASSET VALUE PER SHARE
Class A (based on net assets of $158,005,336 and 4,554,214 shares outstanding)	$34.69
Class C (based on net assets of $14,534,646 and 610,035 shares outstanding)	$23.83
Class I (based on net assets of $46,533,429 and 1,128,029 shares outstanding)	$41.25

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$36.42
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

12 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT

CALVERT MID-CAP FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $25,304)	$3,310,174
Interest income	33,028
Interest income - affiliated issuers	39,292
Securities lending income, net	35,704
Total investment income	3,418,198

EXPENSES
Investment advisory fee	1,522,663
Administrative fee	281,107
Distribution and service fees:
Class A	375,311
Class C	151,007
Directors’ fees and expenses	13,140
Custodian fees	28,108
Transfer agency fees and expenses	366,151
Accounting fees	57,836
Professional fees	40,211
Registration fees	81,551
Reports to shareholders	24,878
Miscellaneous	31,497
Total expenses	2,973,460
Waiver and/or reimbursement of expenses by affiliates	(257,419)
Reimbursement of expenses-other	(5,681)
Net expenses	2,710,360
Net investment income	707,838

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	12,079,052
Foreign currency transactions	1,385
12,080,437

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	(1,588,937)
Investment securities - affiliated issuers	84,767
Foreign currency	(4)
(1,504,174)

Net realized and unrealized gain	10,576,263

Net increase in net assets resulting from operations	$11,284,101
See notes to financial statements.

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CALVERT MID-CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$707,838	$731,120
Net realized gain	12,080,437	15,315,659
Net change in unrealized appreciation (depreciation)	(1,504,174)	20,029,304
Net increase in net assets resulting from operations	11,284,101	36,076,083

Distributions to shareholders:
Class A shares	(9,307,133)	(14,823,284)
Class C shares	(1,293,432)	(2,174,802)
Class I shares	(4,175,285)	(6,706,763)
Total distributions to shareholders	(14,775,850)	(23,704,849)

Capital share transactions:
Class A shares	882,077	(10,019,150)
Class C shares	(2,030,602)	(1,216,780)
Class I shares	(43,573,385)	19,681,532
Class Y shares (1)	—	(12,283,707)
Net decrease in net assets from capital share transactions	(44,721,910)	(3,838,105)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,213,659)	8,533,129

NET ASSETS
Beginning of year	267,287,070	258,753,941
End of year	$219,073,411	$267,287,070

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

14 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT

CALVERT MID-CAP FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$34.84	$33.40	$29.68	$33.41		$36.99
Income from investment operations:
Net investment income (loss) (1)	0.09	0.07	0.20	0.02	(2)	(0.16)
Net realized and unrealized gain (loss)	1.85	4.59	3.68	(0.67)		1.91
Total from investment operations	1.94	4.66	3.88	(0.65)		1.75
Distributions from:
Net investment income	(0.08)	(0.04)	(0.15)	—		—
Net realized gain	(2.01)	(3.18)	(0.01)	(3.08)		(5.33)
Total distributions	(2.09)	(3.22)	(0.16)	(3.08)		(5.33)
Total increase (decrease) in net asset value	(0.15)	1.44	3.72	(3.73)		(3.58)
Net asset value, ending	$34.69	$34.84	$33.40	$29.68		$33.41
Total return (3)	6.56%	15.04%	13.11%	(2.08%)		4.90%
Ratios to average net assets: (4)
Total expenses	1.30%	1.28%	1.34%	1.37%		1.41%
Net expenses	1.19%	1.21%	1.21%	1.31%		1.41%
Net investment income (loss)	0.27%	0.22%	0.64%	0.07%	(2)	(0.43%)
Portfolio turnover	83%	62%	162%	199%		74%
Net assets, ending (in thousands)	$158,005	$157,046	$159,951	$192,402		$223,328
(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT MID-CAP FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$24.65	$24.55	$21.87	$25.62		$29.76
Income from investment operations:
Net investment loss (1)	(0.11)	(0.12)	(0.03)	(0.16)	(2)	(0.34)
Net realized and unrealized gain (loss)	1.23	3.27	2.72	(0.51)		1.53
Total from investment operations	1.12	3.15	2.69	(0.67)		1.19
Distributions from:
Net realized gain	(1.94)	(3.05)	(0.01)	(3.08)		(5.33)
Total distributions	(1.94)	(3.05)	(0.01)	(3.08)		(5.33)
Total increase (decrease) in net asset value	(0.82)	0.10	2.68	(3.75)		(4.14)
Net asset value, ending	$23.83	$24.65	$24.55	$21.87		$25.62
Total return (3)	5.77%	14.20%	12.29%	(2.87%)		4.09%
Ratios to average net assets: (4)
Total expenses	2.05%	2.03%	2.18%	2.16%		2.21%
Net expenses	1.94%	1.96%	1.96%	2.09%		2.21%
Net investment loss	(0.49%)	(0.53%)	(0.12%)	(0.72%)	(2)	(1.23%)
Portfolio turnover	83%	62%	162%	199%		74%
Net assets, ending (in thousands)	$14,535	$17,043	$18,146	$22,885		$29,837
(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

16 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT

CALVERT MID-CAP FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$40.97	$38.70	$34.38	$38.05		$41.19
Income from investment operations:
Net investment income (1)	0.21	0.23	0.41	0.19	(2)	0.06
Net realized and unrealized gain (loss)	2.24	5.37	4.22	(0.78)		2.13
Total from investment operations	2.45	5.60	4.63	(0.59)		2.19
Distributions from:
Net investment income	(0.16)	(0.15)	(0.30)	—		—
Net realized gain	(2.01)	(3.18)	(0.01)	(3.08)		(5.33)
Total distributions	(2.17)	(3.33)	(0.31)	(3.08)		(5.33)
Total increase (decrease) in net asset value	0.28	2.27	4.32	(3.67)		(3.14)
Net asset value, ending	$41.25	$40.97	$38.70	$34.38		$38.05
Total return (3)	6.85%	15.48%	13.53%	(1.64%)		5.53%
Ratios to average net assets: (4)
Total expenses	1.05%	1.03%	0.88%	0.86%		0.83%
Net expenses	0.91%	0.86%	0.86%	0.84%		0.83%
Net investment income	0.54%	0.59%	1.14%	0.55%	(2)	0.14%
Portfolio turnover	83%	62%	162%	199%		74%
Net assets, ending (in thousands)	$46,533	$93,198	$68,748	$166,759		$236,228
(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Mid-Cap Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide long-term capital appreciation by investing primarily in mid-cap stocks.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may

18 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT

include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1		Level 2	Level 3	Total
Common Stocks	$214,583,410	(1)	$—	$—	$214,583,410
High Social Impact Investments	—		3,301,279	—	3,301,279
Total Investments	$214,583,410		$3,301,279	$—	$217,884,689

(1) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D. Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain

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indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.65% of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $1,522,663.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.18%, 1.93% and 0.93% (1.21%, 1.96% and 0.86% prior to February 1, 2019) for Class A, Class C and Class I, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $257,419.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C and Class I, and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $281,107.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $375,311 and $151,007 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $19,883 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. The Fund was also informed that EVD received less than $100 and $2,146 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $77,531 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended

20 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT

September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $5,681, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $195,739,299 and $253,883,942, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$7,811,582	$10,271,655
Long-term capital gains	$6,964,268	$13,433,194
During the year ended September 30, 2019, distributable earnings was decreased by $2,537,728 and paid-in capital was increased by $2,537,728 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$48,819
Undistributed long-term capital gains	$10,385,466
Net unrealized appreciation (depreciation)	$31,375,554
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$186,509,134
Gross unrealized appreciation	$34,725,677
Gross unrealized depreciation	(3,350,122)
Net unrealized appreciation (depreciation)	$31,375,555
NOTE 5 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan was $3,384,827 and the total value of collateral received was $3,421,298, comprised of U.S. government and/or agencies securities.

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The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,421,298	$—	$—	$—	$3,421,298
NOTE 6 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.
NOTE 7 — AFFILIATED COMPANIES
The Fund has invested a portion of its assets designated for high social impact investments in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), formerly the Calvert Social Investment Foundation, pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). The Calvert funds first obtained an exemptive order for these investments in 1998. At that time, there was a significant overlap between the Fund Board members and CIC Board members as well as certain other affiliations between CIC and affiliates of the Fund’s investment adviser. In connection with the appointment of CRM as the Fund’s investment adviser, the Calvert funds filed a request for a new exemptive order from the SEC to permit additional investments in the Notes. On October 28, 2019, the SEC issued the requested new exemptive order, allowing the Fund to make additional investments in the Notes. While the overlap between the Fund Board members and CIC Board members generally has decreased since the original order was granted, certain potential points of affiliation between the Fund and CIC remain. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board, along with two members of the Advisory Council to the Fund Board and a second officer of CRM. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board and a member of the Advisory Council to the Fund Board serves as a director emerita on the CIC Board.
At September 30, 2019, the value of the Fund’s investment in the Notes was $2,605,631, which represents 1.2% of the Fund’s net assets. Transactions in the Notes by the Fund for the year ended September 30, 2019 were as follows:

Name of Issuer	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Interest Income	Capital Gain Distributions Received	Principal amount, end of period
High Social Impact Investments Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$2,520,864	$—	$—	$—	$84,767	$2,605,631	$39,292	$—	$2,619,488
(1) Restricted security

22 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT

NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	336,722	$10,998,087	315,515	$10,423,803
Reinvestment of distributions	299,488	8,942,725	453,988	14,182,592
Shares redeemed	(742,143)	(23,719,620)	(1,050,776)	(34,625,545)
Converted from Class C	152,429	4,660,885	—	—
Net increase (decrease)	46,496	$882,077	(281,273)	($10,019,150)

Class C
Shares sold	220,887	$4,577,767	40,672	$962,636
Reinvestment of distributions	59,723	1,232,088	91,560	2,035,380
Shares redeemed	(141,161)	(3,179,572)	(179,909)	(4,214,796)
Converted to Class A	(220,894)	(4,660,885)	—	—
Net decrease	(81,445)	($2,030,602)	(47,677)	($1,216,780)

Class I
Shares sold	1,227,687	$47,437,976	659,284	$25,567,736
Reinvestment of distributions	96,198	3,408,286	178,045	6,520,017
Shares redeemed	(2,470,818)	(94,419,647)	(615,028)	(23,450,985)
Converted from Class Y	—	—	276,006	11,044,764
Net increase (decrease)	(1,146,933)	($43,573,385)	498,307	$19,681,532

Class Y (1)
Shares sold	—	$—	26,967	$926,227
Shares redeemed	—	—	(63,076)	(2,165,170)
Converted to Class I	—	—	(314,651)	(11,044,764)
Net decrease	—	$—	(350,760)	($12,283,707)

(1) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert World Values Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Mid-Cap Fund (the Fund), a series of Calvert World Values Fund, Inc., including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

24 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, dividends received deduction for corporations and capital gains dividends.

Qualified Business Income. For the fiscal year ended September 30, 2019, the Fund designates $123,184, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund designates approximately $2,363,292, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 33.94% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2019, $12,911,321, or, if subsequently determined to be different, the net capital gain of such year.

www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT (Unaudited) 25

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert World Values Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2005
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Director	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	1992
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2005	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

26 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT (Unaudited)

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT (Unaudited) 27

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

28 www.calvert.com CALVERT MID-CAP FUND ANNUAL REPORT (Unaudited)

CALVERT MID-CAP FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24209 9.30.19

Calvert International Opportunities Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Federal Tax Information
29	Management and Organization
31	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
In the midst of a yearlong U.S.-China trade war and slowing economic growth worldwide, global stocks delivered mixed returns during the 12-month period ended September 30, 2019.
U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.
With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.
The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
After sliding in August, U.S. equities rebounded in early September before pulling back in the final weeks of the period. Like U.S. stocks, global equity markets were volatile during the period. In addition to concerns about U.S.-China trade tensions, investors confronted widespread evidence of a global economic slowdown from Germany to China to India. In Europe, markets faced the added uncertainties of Brexit. The United Kingdom is expected to exit the European Union this fall despite the political turmoil the pending move has already created inside and outside its borders.
During the 12-month period ended September 30, 2019, the MSCI World Index,2 a proxy for global equities, returned 1.83%. In the U.S., the blue-chip Dow Jones Industrial Average® gained 4.21%, while the broader U.S. equity market represented by the S&P 500® Index rose 4.25%. The MSCI EAFE Index of developed-market international equities fell -1.34%, and the MSCI Emerging Markets Index fell -2.02% during the period.
Fund Performance
For the 12-month period ended September 30, 2019, Calvert International Opportunities Fund (the Fund) returned -6.77% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI EAFE SMID Cap Index (the Index), which returned -4.90%.
Stock selection was the largest detractor from performance relative to the Index during the period, as pockets of strength could not offset broader weaknesses. Stocks in several sectors ─ energy, information technology (IT), financials, real estate and consumer discretionary ─ weighed on performance. Although the Fund does not seek to outperform by favoring or avoiding specific regions or sectors, an overweight position in health care during the period, combined with strong stock selections within that sector, contributed significantly to relative performance. While an underweight position within the poorly performing energy sector enhanced performance relative to the Index, certain stock selections within that sector detracted from returns. Regionally, robust stock selections in Europe buoyed performance, however challenging market conditions in Japan and Australia detracted from performance.
At the stock level, Norma Group SE, a German manufacturer of machine joining components, was one of the largest detractors during the period. The company lowered its sales, earnings and net operating cash-flow projections largely due to a weaker-than-expected outlook for the global automotive business.
Oceaneering International, Inc., a provider of mini-submarines for the maintenance and repair of oil rigs, was also among the largest individual detractors during the period. Relatively low oil prices slowed capital expenditures throughout the energy sector during the period.
Sanden Holdings Corp. (Sanden) also detracted from relative performance. Sanden, an automotive and electrical equipment manufacturer based in Japan, fell during most of the period. Early in the period, operating profits declined meaningfully because of deteriorating sales in both of Sanden’s primary-end markets. The stock was sold during the period.
Halma plc (Halma), a holding company in the IT sector, was a notable contributor during the period. Halma companies operate in a wide range of businesses from the production of gas-leak detection devices to ophthalmological equipment to air-and-water quality monitoring equipment. The stock price rose on sustained revenue and earnings growth during the period.
CAE, Inc. (CAE), the largest provider of training programs for commercial pilots, was also among the largest contributors during the period. The company’s strength stemmed from a global shortage of pilots, which has significantly increased the need for training services. Growing demand for air travel also supported stock returns during the period. In addition, CAE’s acquisition of Bombardier’s Business Aircraft Training unit raised earnings projections during the period.
Invesco Office J-REIT, Inc., which invests primarily in commercial and office buildings in urban and metropolitan areas in Japan, also contributed to relative performance. Share prices moved higher during the period as select acquisitions, favorable office-leasing conditions and positive rent revisions at existing properties lifted the firm’s prospects.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Aidan M. Farrell of Eaton Vance Advisers International Ltd.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/31/2007	05/31/2007	-6.77%	5.31%	6.80%
Class A with 4.75% Maximum Sales Charge	—	—	-11.19	4.28	6.28
Class C at NAV	07/31/2007	05/31/2007	-7.49	4.46	5.91
Class C with 1% Maximum Sales Charge	—	—	-8.35	4.46	5.91
Class I at NAV	05/31/2007	05/31/2007	-6.50	5.69	7.23
Class R6 at NAV	02/01/2019	05/31/2007	-6.50	5.69	7.23

MSCI EAFE SMID Cap Index	—	—	-4.90%	5.46%	6.69%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		1.39%	2.14%	1.14%	1.10%
Net		1.35	2.10	1.10	1.06

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$17,767	N.A.
Class I	$250,000	09/30/2009	$502,873	N.A.
Class R6	$1,000,000	09/30/2009	$2,011,492	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Industrials	22.4%	Melrose Industries plc	1.9%
Consumer Discretionary	13.0%	FP Corp.	1.7%
Financials	12.0%	Sika AG	1.7%
Real Estate	10.0%	IMCD Group NV	1.6%
Information Technology	9.4%	Penta-Ocean Construction Co. Ltd.	1.5%
Health Care	9.2%	CAE, Inc.	1.5%
Materials	8.8%	SpareBank 1 SR-Bank ASA	1.4%
Consumer Staples	7.4%	Bellway plc	1.4%
Communication Services	3.9%	Morinaga & Co. Ltd.	1.4%
Utilities	2.4%	Fisher & Paykel Healthcare Corp. Ltd.	1.4%
Energy	1.1%	Total	15.5%
High Social Impact Investments	0.4%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

2
MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI EAFE SMID Cap Index is an unmanaged index of small & mid-capitalization equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

4 Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

6 Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,010.00	$6.75**	1.34%
Class C	$1,000.00	$1,006.40	$10.51**	2.09%
Class I	$1,000.00	$1,012.10	$5.50**	1.09%
Class R6	$1,000.00	$1,012.10	$5.30**	1.05%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.35	$6.78**	1.34%
Class C	$1,000.00	$1,014.59	$10.56**	2.09%
Class I	$1,000.00	$1,019.60	$5.52**	1.09%
Class R6	$1,000.00	$1,019.80	$5.32**	1.05%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (Unaudited)

CALVERT INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 98.8%
Australia - 4.6%
Bapcor Ltd. (1)	695,816	3,460,986
BlueScope Steel Ltd.	72,836	591,602
Bravura Solutions Ltd.	1,088,028	3,048,754
Challenger Ltd.	293,943	1,463,866
GDI Property Group	2,279,362	2,338,997
Magellan Financial Group Ltd.	33,596	1,170,156
Nine Entertainment Co. Holdings Ltd. (1)	1,583,182	2,092,196
Steadfast Group Ltd.	557,591	1,337,027
		15,503,584

Austria - 1.2%
BAWAG Group AG (2)	53,239	2,095,000
CA Immobilien Anlagen AG	59,599	2,114,123
		4,209,123

Belgium - 1.1%
Kinepolis Group NV	57,835	3,554,499

Canada - 3.0%
CAE, Inc.	196,746	4,998,657
Kinaxis, Inc. (3)	35,175	2,289,156
TMX Group Ltd.	33,833	2,919,927
		10,207,740

Denmark - 0.5%
Topdanmark AS	32,494	1,568,557

France - 2.6%
Lagardere SCA	93,918	2,077,166
Nexity S.A.	39,422	1,876,580
Rubis SCA	79,837	4,637,096
		8,590,842

Germany - 4.2%
Brenntag AG	42,891	2,074,365
Carl Zeiss Meditec AG	17,197	1,960,035
GRENKE AG	20,099	1,655,758
New Work SE	5,513	1,502,714
Norma Group SE	108,226	3,753,158
Rational AG	4,212	3,020,403
Salzgitter AG	13,937	234,086
		14,200,519

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hong Kong - 1.6%
CITIC Telecom International Holdings Ltd.	5,470,398	1,988,126
Hysan Development Co. Ltd.	834,837	3,366,582
		5,354,708

Ireland - 1.6%
Green REIT plc	354,089	735,608
Kerry Group plc, Class A	25,839	3,020,222
UDG Healthcare plc	184,251	1,699,180
		5,455,010

Italy - 5.1%
Amplifon SpA	119,795	2,939,014
DiaSorin SpA	24,472	2,846,049
FinecoBank Banca Fineco SpA	174,256	1,843,637
Interpump Group SpA	87,297	2,759,001
MARR SpA	180,821	3,959,664
Moncler SpA	80,089	2,854,642
		17,202,007

Japan - 28.1%
77 Bank Ltd. (The) (1)	95,186	1,418,910
Asahi Co. Ltd.	292,112	3,219,080
Chiba Bank Ltd. (The) (1)	265,183	1,371,554
Daiichikosho Co. Ltd.	38,673	1,790,333
Dowa Holdings Co. Ltd.	33,160	1,138,666
FP Corp.	94,083	5,884,605
Fuji Seal International, Inc.	112,170	2,844,048
Fukuoka Financial Group, Inc.	73,463	1,394,204
Invesco Office J-REIT, Inc.	19,617	3,902,954
Itochu Techno-Solutions Corp.	155,549	4,131,681
Japan Lifeline Co. Ltd. (1)	126,817	2,046,672
K’s Holdings Corp.	417,776	4,550,005
Kenedix, Inc.	527,157	2,665,485
Kewpie Corp.	162,056	3,795,650
Kuraray Co. Ltd.	289,329	3,574,596
Lion Corp.	174,710	3,456,194
Mitsui Fudosan Logistics Park, Inc.	632	2,633,248
Morinaga & Co. Ltd.	96,117	4,678,606
Nabtesco Corp. (1)	137,676	4,309,678
Nippon Light Metal Holdings Co. Ltd.	998,581	1,802,728
Nohmi Bosai Ltd.	175,166	3,358,761
Nomura Co. Ltd.	281,532	3,561,332
Okamura Corp.	395,173	3,869,522
Parco Co. Ltd. (1)	169,301	1,996,202
Penta-Ocean Construction Co. Ltd.	928,388	5,154,847
Press Kogyo Co., Ltd.	399,916	1,675,299

8 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Sakata Seed Corp.	59,183	2,025,408
Ship Healthcare Holdings, Inc.	104,953	4,474,592
Sumco Corp. (1)	149,752	2,040,027
Tokyo Century Corp.	40,045	1,862,314
Yamaha Corp.	84,810	3,823,664
		94,450,865

Luxembourg - 0.2%
APERAM S.A.	23,000	559,024

Netherlands - 4.6%
Aalberts NV	111,267	4,406,279
Core Laboratories NV (1)	16,055	748,484
GrandVision NV (2)	60,429	1,809,617
IMCD Group NV	71,298	5,268,951
NSI NV	74,821	3,232,172
		15,465,503

New Zealand - 1.4%
Fisher & Paykel Healthcare Corp. Ltd.	429,388	4,658,891

Norway - 2.6%
Entra ASA (2)	179,097	2,808,980
SpareBank 1 SR-Bank ASA	446,945	4,866,415
TGS NOPEC Geophysical Co. ASA	40,608	1,027,836
		8,703,231

Singapore - 1.2%
Frasers Logistics & Industrial Trust	2,619,800	2,350,407
Yanlord Land Group Ltd.	1,939,900	1,644,017
		3,994,424

Spain - 1.0%
Acciona SA (1)	30,917	3,272,052
Arima Real Estate SOCIMI S.A. (3)	22,758	248,071
		3,520,123

Sweden - 6.8%
AddTech AB, Class B	94,046	2,444,486
Assa Abloy AB, Class B	189,422	4,211,069
Autoliv, Inc.	22,388	1,765,965
Boliden AB	41,054	942,869
Bufab AB	182,294	1,902,214
Hexagon AB, Class B	51,847	2,497,473
Husqvarna AB, Class B	506,470	3,851,638

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Indutrade AB	125,707	3,522,708
Trelleborg AB, Class B	128,065	1,795,537
		22,933,959

Switzerland - 7.6%
Belimo Holding AG	374	2,057,469
Bossard Holding AG, Class A	11,961	1,647,876
Cembra Money Bank AG	22,533	2,348,262
Galenica AG (2)	35,073	2,014,449
Logitech International SA	79,905	3,247,132
Sika AG	38,456	5,626,564
Straumann Holding AG	2,871	2,348,331
Vontobel Holding AG	57,829	3,131,636
VZ Holding AG	11,081	3,313,738
		25,735,457

United Kingdom - 19.3%
Abcam plc	213,199	3,004,382
Avast plc (2)	831,792	3,973,539
Bellway plc	114,492	4,706,780
Bodycote plc	446,232	3,928,758
Cranswick plc	105,914	3,839,922
Croda International plc	35,461	2,118,293
Dechra Pharmaceuticals plc	77,749	2,646,546
Diploma plc	119,549	2,445,372
DS Smith plc	955,664	4,231,679
First Derivatives plc	104,100	2,863,327
Games Workshop Group plc	63,518	3,679,272
Grainger plc	1,141,251	3,452,436
Halma plc	168,266	4,072,948
Hiscox Ltd.	108,124	2,206,448
Inchcape plc	371,971	2,887,549
Melrose Industries plc	2,579,653	6,391,044
St James’s Place plc	347,020	4,173,839
Weir Group plc (The)	75,601	1,324,355
WH Smith plc	129,617	3,167,205
		65,113,694

United States - 0.5%
Oceaneering International, Inc. (3)	133,957	1,815,117

Total Common Stocks (Cost $320,530,303)		332,796,877

10 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.4%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (4)(5)	1,000,000	994,710
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20 (4)(6)	111,000	110,207
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20 (4)(6)	142,000	138,737

Total High Social Impact Investments (Cost $1,253,000)		1,243,654

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	3,037,308	3,037,308

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $3,037,308)		3,037,308

TOTAL INVESTMENTS (Cost $324,820,611) - 100.1%		337,077,839
Other assets and liabilities, net - (0.1%)		(440,887)
NET ASSETS - 100.0%		336,636,952

NOTES TO SCHEDULE OF INVESTMENTS
(1) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $9,425,223.
(2) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $12,701,585, which represents 3.8% of the net assets of the Fund as of September 30, 2019.

(3) Non-income producing security.
(4) Restricted security. Total market value of restricted securities amounts to $1,243,654, which represents 0.4% of the net assets of the Fund as of September 30, 2019.
(5) Affiliated company (see Note 7).
(6) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2019.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 11

At September 30, 2019, the concentration of the Fund’s investments in the various sectors, determined as a percentage of total investments, was as follows:

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Industrials	22.4%
Consumer Discretionary	13.0%
Financials	12.0%
Real Estate	10.0%
Information Technology	9.4%
Health Care	9.2%
Materials	8.8%
Consumer Staples	7.4%
Communication Services	3.9%
Utilities	2.4%
Energy	1.1%
High Social Impact Investments	0.4%
Total	100.0%
* Does not include Short Term Investment of Cash Collateral for Securities Loaned.

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	1,000,000
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20	11/13/15	111,000
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20	11/13/15	142,000
See notes to financial statements.

12 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

CALVERT INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $323,820,611) - including $9,425,223 of securities on loan	$336,083,129
Investments in securities of affiliated issuers, at value (identified cost $1,000,000)	994,710
Cash	4,625,549
Receivable for investments sold	2,616,226
Receivable for capital shares sold	821,389
Dividends and interest receivable	633,025
Interest receivable - affiliated	12,083
Securities lending income receivable	6,096
Tax reclaims receivable	298,951
Receivable from affiliates	10,036
Directors’ deferred compensation plan	153,179
Other assets	12,940
Total assets	346,267,313

LIABILITIES
Due to custodian - foreign currency, at value (cost $92,959)	91,961
Payable for investments purchased	5,650,997
Payable for capital shares redeemed	250,192
Deposits for securities loaned	3,037,308
Payable to affiliates:
Investment advisory fee	206,377
Administrative fee	33,020
Distribution and service fees	18,600
Sub-transfer agency fee	8,595
Directors’ deferred compensation plan	153,179
Accrued expenses	180,132
Total liabilities	9,630,361
NET ASSETS	$336,636,952

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$336,471,847
Distributable earnings	165,105
Total	$336,636,952

NET ASSET VALUE PER SHARE
Class A (based on net assets of $64,069,595 and 3,958,837 shares outstanding)	$16.18
Class C (based on net assets of $6,532,282 and 414,965 shares outstanding)	$15.74
Class I (based on net assets of $222,545,758 and 14,035,269 shares outstanding)	$15.86
Class R6 (based on net assets of $43,489,317 and 2,742,623 shares outstanding)	$15.86

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$16.99
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 13

CALVERT INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $777,880)	$7,621,515
Interest income	62,042
Interest income - affiliated issuers	15,000
Securities lending income, net	108,261
Total investment income	7,806,818

EXPENSES
Investment advisory fee	2,329,418
Administrative fee	372,707
Distribution and service fees:
Class A	153,541
Class C	68,253
Directors’ fees and expenses	18,401
Custodian fees	122,650
Transfer agency fees and expenses	291,191
Accounting fees	90,033
Professional fees	48,686
Registration fees	104,946
Reports to shareholders	33,646
Miscellaneous	56,743
Total expenses	3,690,215
Waiver and/or reimbursement of expenses by affiliates	(57,786)
Reimbursement of expenses-other	(7,693)
Net expenses	3,624,736
Net investment income	4,182,082

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	(11,735,537)
Foreign currency transactions	22,500
(11,713,037)

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	(11,583,748)
Investment securities - affiliated issuers	32,360
Foreign currency	(2,120)
(11,553,508)

Net realized and unrealized loss	(23,266,545)

Net decrease in net assets resulting from operations	($19,084,463)
See notes to financial statements.

14 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

CALVERT INTERNATIONAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$4,182,082	$2,750,820
Net realized gain (loss)	(11,713,037)	24,703,738
Net change in unrealized appreciation (depreciation)	(11,553,508)	(10,583,188)
Net increase (decrease) in net assets resulting from operations	(19,084,463)	16,871,370

Distributions to shareholders:
Class A shares	(4,792,065)	(3,319,247)
Class C shares	(508,198)	(372,738)
Class I shares	(18,400,110)	(7,972,756)
Class Y shares	—	(3,481,600)
Total distributions to shareholders	(23,700,373)	(15,146,341)

Capital share transactions:
Class A shares	7,425,573	14,972,854
Class C shares	(31,653)	1,724,332
Class I shares	23,484,318	111,958,167
Class R6 shares (1)	44,198,523	—
Class Y shares (2)	—	(45,149,615)
Net increase in net assets from capital share transactions	75,076,761	83,505,738

TOTAL INCREASE IN NET ASSETS	32,291,925	85,230,767

NET ASSETS
Beginning of year	304,345,027	219,114,260
End of year	$336,636,952	$304,345,027

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 15

CALVERT INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$18.86	$18.70	$14.78	$14.58		$16.42
Income from investment operations:
Net investment income (1)	0.18	0.17	0.03	0.15	(2)	0.14
Net realized and unrealized gain (loss)	(1.51)	1.20	4.04	0.63		(0.83)
Total from investment operations	(1.33)	1.37	4.07	0.78		(0.69)
Distributions from:
Net investment income	(0.23)	(0.24)	(0.15)	(0.11)		(0.18)
Net realized gain	(1.12)	(0.97)	—	(0.47)		(0.97)
Total distributions	(1.35)	(1.21)	(0.15)	(0.58)		(1.15)
Total increase (decrease) in net asset value	(2.68)	0.16	3.92	0.20		(1.84)
Net asset value, ending	$16.18	$18.86	$18.70	$14.78		$14.58
Total return (3)	(6.77%)	7.62%	27.89%	5.49%		(4.32%)
Ratios to average net assets: (4)
Total expenses	1.37%	1.38%	1.48%	1.49%		1.69%
Net expenses	1.35%	1.38%	1.48%	1.46%		1.66%
Net investment income	1.15%	0.91%	0.18%	1.07%	(2)	0.88%
Portfolio turnover	60%	60%	158%	52%		51%
Net assets, ending (in thousands)	$64,070	$65,994	$50,552	$107,429		$99,908

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.006 per share and 0.04% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

16 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

CALVERT INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$18.37	$18.29	$14.43	$14.28		$16.08
Income from investment operations:
Net investment income (loss) (1)	0.06	0.03	(0.04)	0.01	(2)	(0.03)
Net realized and unrealized gain (loss)	(1.47)	1.18	3.91	0.61		(0.76)
Total from investment operations	(1.41)	1.21	3.87	0.62		(0.79)
Distributions from:
Net investment income	(0.10)	(0.16)	(0.01)	—		(0.04)
Net realized gain	(1.12)	(0.97)	—	(0.47)		(0.97)
Total distributions	(1.22)	(1.13)	(0.01)	(0.47)		(1.01)
Total increase (decrease) in net asset value	(2.63)	0.08	3.86	0.15		(1.80)
Net asset value, ending	$15.74	$18.37	$18.29	$14.43		$14.28
Total return (3)	(7.49%)	6.92%	26.83%	4.46%		(5.09%)
Ratios to average net assets: (4)
Total expenses	2.12%	2.13%	2.61%	2.67%		2.72%
Net expenses	2.10%	2.13%	2.30%	2.44%		2.50%
Net investment income (loss)	0.38%	0.18%	(0.24%)	0.04%	(2)	(0.18%)
Portfolio turnover	60%	60%	158%	52%		51%
Net assets, ending (in thousands)	$6,532	$7,603	$5,850	$5,037		$5,030

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.006 per share and 0.04% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 17

CALVERT INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$18.52	$18.42	$14.56	$14.38		$16.19
Income from investment operations:
Net investment income (1)	0.22	0.23	0.17	0.19	(2)	0.19
Net realized and unrealized gain (loss)	(1.49)	1.17	3.90	0.63		(0.80)
Total from investment operations	(1.27)	1.40	4.07	0.82		(0.61)
Distributions from:
Net investment income	(0.27)	(0.33)	(0.21)	(0.17)		(0.23)
Net realized gain	(1.12)	(0.97)	—	(0.47)		(0.97)
Total distributions	(1.39)	(1.30)	(0.21)	(0.64)		(1.20)
Total increase (decrease) in net asset value	(2.66)	0.10	3.86	0.18		(1.81)
Net asset value, ending	$15.86	$18.52	$18.42	$14.56		$14.38
Total return (3)	(6.50%)	7.95%	28.44%	5.84%		(3.86%)
Ratios to average net assets: (4)
Total expenses	1.12%	1.13%	1.07%	1.17%		1.15%
Net expenses	1.10%	1.13%	1.07%	1.16%		1.15%
Net investment income	1.41%	1.23%	1.06%	1.35%	(2)	1.22%
Portfolio turnover	60%	60%	158%	52%		51%
Net assets, ending (in thousands)	$222,546	$230,748	$115,698	$69,319		$40,833

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.008 per share and 0.06% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

18 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

CALVERT INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

CLASS R6 SHARES	Period Ended September 30, 2019(1)
Net asset value, beginning	$15.14
Income from investment operations:
Net investment income (2)	0.16
Net realized and unrealized gain	0.56
Total from investment operations	0.72
Total increase in net asset value	0.72
Net asset value, ending	$15.86
Total return (3)	4.76%	(4)
Ratios to average net assets: (5)
Total expenses	1.08%	(6)
Net expenses	1.05%	(6)
Net investment income	1.53%	(6)
Portfolio turnover	60%	(7)
Net assets, ending (in thousands)	$43,489

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the year ended September 30, 2019.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert International Opportunities Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation. The Fund invests primarily in common and preferred stocks of non-U.S. small-cap to mid-cap companies.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

20 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1	Level 2		Level 3	Total
Common Stocks
Canada	$10,207,740	$—		$—	$10,207,740
Netherlands	748,484	14,717,019		—	15,465,503
Sweden	1,765,965	21,167,994		—	22,933,959
United States	1,815,117	—		—	1,815,117
Other Countries(1)	—	282,374,558		—	282,374,558
Total Common Stocks	$14,537,306	$318,259,571	(2)	$—	$332,796,877
High Social Impact Investments	—	1,243,654		—	1,243,654
Short Term Investment of Cash Collateral for Securities Loaned	3,037,308	—		—	3,037,308
Total Investments	$17,574,614	$319,503,225		$—	$337,077,839

(1) For further breakdown of equity securities by country, please refer to the Schedule of Investments.
(2) Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D. Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 21

exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.75% of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $2,329,418.
Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM and EVAIL have agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.34%, 2.09% and 1.09% (1.43%, 2.26% and 1.16% prior to February 1, 2019) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, and 1.05% of the Fund’s average daily net assets for Class R6. The expense reimbursement agreement may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM and EVAIL waived or reimbursed expenses in total of $57,786.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $372,707.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts

22 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $153,541 and $68,253 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $23,091 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. The Fund was also informed that EVD received $635 of contingent deferred sales charges (CDSC) paid by Class C shareholders and no CDSC paid by Class A shareholders for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $35,743 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $7,693, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $244,107,562 and $182,301,244, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$11,108,689	$15,146,341
Long-term capital gains	$12,591,684	$—
During the year ended September 30, 2019, distributable earnings was decreased by $1,194,830 and paid-in capital was increased by $1,194,830 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$4,713,185
Post October capital losses	($8,941,738)
Net unrealized appreciation (depreciation)	$4,393,658
At September 30, 2019, the Fund had a net capital loss of $8,941,738 attributable to security transactions incurred after October 31, 2018 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending September 30, 2020.

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The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$332,673,476
Gross unrealized appreciation	$22,418,152
Gross unrealized depreciation	(18,013,789)
Net unrealized appreciation (depreciation)	$4,404,363
NOTE 5 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan was $9,425,223 and the total value of collateral received was $9,922,217, comprised of cash of $3,037,308 and U.S. government and/or agencies securities of $6,884,909.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$9,922,217	$—	$—	$—	$9,922,217
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 6 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.

24 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

NOTE 7 — AFFILIATED COMPANIES
The Fund has invested a portion of its assets designated for high social impact investments in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), formerly the Calvert Social Investment Foundation, pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). The Calvert funds first obtained an exemptive order for these investments in 1998. At that time, there was a significant overlap between the Fund Board members and CIC Board members as well as certain other affiliations between CIC and affiliates of the Fund’s investment adviser. In connection with the appointment of CRM as the Fund’s investment adviser, the Calvert funds filed a request for a new exemptive order from the SEC to permit additional investments in the Notes. On October 28, 2019, the SEC issued the requested new exemptive order, allowing the Fund to make additional investments in the Notes. While the overlap between the Fund Board members and CIC Board members generally has decreased since the original order was granted, certain potential points of affiliation between the Fund and CIC remain. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Funds) serves on the CIC Board, along with two members of the Advisory Council to the Fund Board and a second officer of CRM. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board and a member of the Advisory Council to the Fund Board serves as a director emerita on the CIC Board.
At September 30, 2019, the value of the Fund’s investment in the Notes was $994,710, which represents 0.3% of the Fund’s net assets. Transactions in the Notes by the Fund for the year ended September 30, 2019 were as follows:

Name of Issuer	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Interest Income	Capital Gain Distributions Received	Principal Amount, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$962,350	$—	$—	$—	$32,360	$994,710	$15,000	$—	$1,000,000

(1) Restricted security.

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NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,168,879	$18,769,355	1,433,775	$27,113,992
Reinvestment of distributions	294,011	4,571,864	175,001	3,161,116
Shares redeemed	(1,049,073)	(16,633,747)	(813,792)	(15,302,254)
Converted from Class C	46,183	718,101	—	—
Net increase	460,000	$7,425,573	794,984	$14,972,854

Class C
Shares sold	116,602	$1,761,633	146,091	$2,698,914
Reinvestment of distributions	30,690	467,100	18,636	329,666
Shares redeemed	(98,857)	(1,542,285)	(70,780)	(1,304,248)
Converted to Class A	(47,247)	(718,101)	—	—
Net increase (decrease)	1,188	($31,653)	93,947	$1,724,332

Class I
Shares sold	8,454,598	$130,605,151	5,102,338	$94,476,812
Reinvestment of distributions	1,020,569	15,512,650	435,520	7,704,353
Shares redeemed	(7,900,717)	(122,633,483)	(2,182,140)	(40,327,347)
Converted from Class Y	—	—	2,825,040	50,104,349
Net increase	1,574,450	$23,484,318	6,180,758	$111,958,167

Class R6 (1)
Shares sold	2,803,060	$45,144,095	—	$—
Shares redeemed	(60,437)	(945,572)	—	—
Net increase	2,742,623	$44,198,523	—	$—

Class Y (2)
Shares sold	—	$—	268,609	$4,778,865
Reinvestment of distributions	—	—	176,372	3,028,308
Shares redeemed	—	—	(159,596)	(2,852,439)
Converted to Class I	—	—	(2,909,948)	(50,104,349)
Net decrease	—	$—	(2,624,563)	($45,149,615)

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
At September 30, 2019, Calvert Growth Allocation Fund and Calvert Moderate Allocation Fund owned in the aggregate 10.5% of the value of the outstanding shares of the Fund.
NOTE 9 — RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

26 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert World Values Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert International Opportunities Fund (the Fund), a series of Calvert World Values Fund, Inc., including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 27

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gains dividends.

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund designates approximately $6,018,253, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. For the fiscal year ended September 30, 2019, the Fund paid foreign taxes of $621,958 and recognized foreign source income of $7,237,440.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2019, $532,454 or, if subsequently determined to be different, the net capital gain of such year.

28 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert World Values Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2005
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Director	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	1992
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2005	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (Unaudited) 29

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

30 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT INTERNATIONAL OPPORTUNITIES FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Investment Sub-Adviser Eaton Vance Advisers International Ltd. 125 Old Broad Street London, EC2N 1AR	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24211 9.30.19

Calvert Emerging Markets Equity Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Federal Tax Information
27	Management and Organization
29	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
Emerging market equities posted negative returns during the 12-month period ended September 30, 2019, returning -2.02% as measured by the MSCI Emerging Markets Index (the Index).2 Emerging markets underperformed developed markets during the volatile period.
In early 2019, stocks in both the U.S. and emerging markets rallied, buoyed by optimism over a pending U.S.-China trade agreement, a more dovish interest-rate stance by the U.S. Federal Reserve Board (the Fed), and the prospect of Chinese stimulus measures. However, in May the U.S.-China trade war escalated after the U.S. government raised tariffs on Chinese imports and blacklisted Huawei Technologies Co. Ltd. ─ a controversial Chinese telecommunications firm. In turn, China retaliated with tariffs on U.S. goods.
In anticipation of a pending interest-rate cut by the Fed and a truce in G20 trade conflicts, emerging markets moved higher in June. Since then, however, investor sentiment has been influenced by ongoing tensions in U.S.-China trade talks and global recession warnings triggered by inverted yield curves7 in the U.S. and U.K.
During the period, China’s economy slowed and its central bank lowered financing costs, letting its currency ─ the renminbi ─ fall against the U.S. dollar. Meanwhile, South Korean stocks underperformed, weighed down by trade uncertainties and corporate earnings weakness. In contrast, the Taiwan market outperformed, driven by technology stocks. The Brazilian market and its currency ─ the real ─ rallied on the election of President Jair Bolsonaro. Investments in Mexico underperformed over the uncertainties surrounding its newly elected government. Argentina, which was added to the Index in May, fell after its presiding government lost a primary election to the opposition party.
During the period, emerging markets were trading at discounts on price-to-earnings and price-to-book ratios relative to developed markets, despite enjoying comparable profitability. Global central banks, led by the Fed, eased their lending policies while bond yields remained relatively low during the period. Global Purchasing Managers’ Index (PMI) data pointed to the possibility of a recession in the manufacturing and services sectors with an anticipated decline in the U.S. employment market, which would have an impact on the global economy.

Fund Performance
For the 12-month period ended September 30, 2019, Calvert Emerging Markets Equity Fund (the Fund) returned 4.02% for Class A shares at net asset value (NAV), outperforming the Index, which returned -2.02%.
Outperformance was driven primarily by stock selection in China, eclipsing the negative impact from the Fund’s overweight allocation to the country, which underperformed on trade concerns and a weakening renminbi. Select names in Taiwan, India, and Brazil also contributed. The Fund’s overweight position in these markets, which outperformed the Index, aided returns. Stock selections in Russia and South Africa detracted during the period.
Accton Technology Corp., a Taiwanese manufacturer of computer network products, contributed most to returns relative to the Index. The company benefited from an increase in consumer demand for so-called “hyperscale data centers,” its introduction of advanced networking products, and the impending rollout of 5G networks.
ICICI Bank Ltd., one of India’s largest private banks, rose as the corporate non-performing loan cycle peaked. Management expressed confidence in a normal return on equity by the end of the bank’s 2020 fiscal year. Notre Dame Intermedica Participacoes SA, an integrated health care provider in Brazil, was buoyed by ongoing consolidation within the country’s health insurance industry. Management also effectively combined health insurance with hospital operations, enhancing its competitiveness during the period.
Samsonite International SA, a global luggage maker, was a notable detractor from performance during the period. Weak earnings resulted from challenging conditions in both U.S. and Chinese markets. The U.S. tariff increase in May was expected to further hinder earnings potential. KB Financial Group, Inc. (KB Financial), a South Korean bank, also detracted from relative performance. Share prices of KB Financial dropped on expectations of cuts in interest rates and a deteriorating domestic macroeconomic outlook.
Grupo Financiero Banorte SAB de CV (Banorte), the third-largest Mexican bank, also fell as members of the incoming government called for cancellation of annual credit card and banking fees. Banorte was sold during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Gary Greenberg, CFA, Lead Portfolio Manager and Elena Tedesco, CFA, Co-Portfolio Manager, each of Hermes Investment Management Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/29/2012	10/29/2012	4.02%	5.29%	6.17%
Class A with 4.75% Maximum Sales Charge	—	—	-0.94	4.26	5.43
Class C at NAV	10/29/2012	10/29/2012	3.33	4.48	5.30
Class C with 1% Maximum Sales Charge	—	—	2.33	4.48	5.30
Class I at NAV	10/29/2012	10/29/2012	4.36	5.65	6.54
Class R6 at NAV	02/01/2018	10/29/2012	4.35	5.63	6.53

MSCI Emerging Markets Index	—	—	-2.02%	2.33%	2.61%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		1.43%	2.18%	1.18%	1.11%
Net		1.24	1.99	0.99	0.92

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/29/2012	$14,295	N.A.
Class I	$250,000	10/29/2012	$387,654	N.A.
Class R6	$1,000,000	10/29/2012	$1,549,480	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Information Technology	22.6%	Tencent Holdings Ltd.	7.7%
Financials	22.2%	Samsung Electronics Co. Ltd.	6.2%
Consumer Discretionary	14.8%	Alibaba Group Holding Ltd. ADR	5.0%
Communication Services	12.1%	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5.0%
Industrials	10.9%	NMC Health plc	3.5%
Health Care	8.2%	NARI Technology Co. Ltd., Class A	3.1%
Consumer Staples	6.5%	Bank Rakyat Indonesia Persero Tbk PT	3.0%
Materials	1.4%	Techtronic Industries Co. Ltd.	2.9%
Utilities	1.2%	KB Financial Group, Inc.	2.5%
High Social Impact Investments	0.1%	AIA Group Ltd.	2.4%
Total	100.0%	Total	41.3%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. It consists of a diffusion index that summarizes whether market conditions, as viewed by purchasing managers, are expanding, staying the same, or contracting. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]	Excludes cash and cash equivalents.

[7]
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 4, 2019, Kunjal Gala joined Lead Portfolio Manager Gary Greenberg and Co-Portfolio Manager Elena Tedesco as Co-Portfolio Manager of the Fund. Effective January 1, 2020, Mr. Greenberg will be a Co-Portfolio Manager of the Fund.

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$990.70	$6.19**	1.24%
Class C	$1,000.00	$988.00	$9.92**	1.99%
Class I	$1,000.00	$992.70	$4.95**	0.99%
Class R6	$1,000.00	$992.60	$4.60**	0.92%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.85	$6.28**	1.24%
Class C	$1,000.00	$1,015.09	$10.05**	1.99%
Class I	$1,000.00	$1,020.11	$5.01**	0.99%
Class R6	$1,000.00	$1,020.46	$4.66**	0.92%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (Unaudited)

CALVERT EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 94.4%
Brazil - 8.3%
BB Seguridade Participacoes SA	4,683,167	39,483,349
Duratex SA	9,472,041	28,838,210
Hapvida Participacoes e Investimentos SA (1)	546,500	7,082,883
IRB Brasil Resseguros SA	3,842,400	34,827,082
Itau Unibanco Holding SA, PFC Shares	5,231,214	44,103,882
Notre Dame Intermedica Participacoes SA	2,146,308	28,023,733
		182,359,139

China - 26.2%
Aier Eye Hospital Group Co., Ltd., Class A	4,264,442	21,208,256
Alibaba Group Holding Ltd. ADR (2)	662,001	110,706,427
Autohome, Inc. ADR (2)(3)	358,766	29,824,218
Baozun, Inc. ADR (2)(3)	1,045,229	44,631,278
China Communications Services Corp. Ltd., Class H	52,174,000	29,578,738
China Mengniu Dairy Co. Ltd.	11,622,310	43,505,465
Gree Electric Appliances, Inc. of Zhuhai, Class A	3,056,536	24,558,223
NARI Technology Co. Ltd., Class A	23,845,154	68,404,887
Shenzhen International Holdings Ltd.	18,273,873	35,085,319
Tencent Holdings Ltd.	4,019,396	168,122,850
		575,625,661

Egypt - 1.5%
Commercial International Bank Egypt SAE	6,796,354	32,567,594

Hong Kong - 6.5%
AIA Group Ltd.	5,621,277	53,014,495
Samsonite International SA (1)	11,865,707	25,137,725
Techtronic Industries Co. Ltd.	9,131,790	63,558,962
		141,711,182

Hungary - 1.7%
Richter Gedeon Nyrt	2,341,257	37,882,146

India - 12.3%
Bharat Forge Ltd.	3,288,672	20,741,477
Container Corp. of India Ltd.	3,427,656	29,287,606
HCL Technologies Ltd.	1,666,160	25,364,278
HDFC Bank Ltd. ADR	749,921	42,782,993
Hero MotoCorp Ltd.	694,941	26,403,496
ICICI Bank Ltd.	4,889,398	29,802,718
Motherson Sumi Systems Ltd.	15,006,342	22,287,118

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Power Grid Corp. of India Ltd.	8,898,114	25,056,024
SBI Life Insurance Co., Ltd. (1)	2,101,380	25,017,643
Tech Mahindra Ltd.	2,354,406	23,802,298
		270,545,651

Indonesia - 3.0%
Bank Rakyat Indonesia Persero Tbk PT	227,273,862	65,992,296

Mexico - 1.5%
Wal-Mart de Mexico SAB de CV	10,784,211	31,963,540

Peru - 1.2%
Credicorp Ltd.	125,486	26,156,302

Russia - 1.2%
Mail.Ru Group Ltd. GDR (2)	1,238,363	25,889,095

South Africa - 2.5%
Foschini Group Ltd. (The)	2,986,552	32,262,095
Shoprite Holdings Ltd.	2,919,291	23,640,127
		55,902,222

South Korea - 10.5%
KB Financial Group, Inc.	1,546,060	55,181,160
NCSoft Corp.	64,200	27,956,113
Samsung Electronics Co. Ltd.	3,352,924	137,282,213
Samsung Fire & Marine Insurance Co. Ltd.	60,909	11,348,780
		231,768,266

Taiwan - 12.9%
Accton Technology Corp.	7,858,000	41,391,592
Advantech Co. Ltd.	3,714,983	32,677,593
Chipbond Technology Corp.	15,909,000	29,443,516
Delta Electronics, Inc.	11,705,000	50,008,524
LandMark Optoelectronics Corp.	2,568,900	21,188,476
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,348,061	109,137,875
		283,847,576

Turkey - 1.6%
BIM Birlesik Magazalar AS	4,091,040	35,595,102

United Kingdom - 3.5%
NMC Health plc (3)	2,279,527	75,974,634

Total Common Stocks (Cost $2,042,540,149)		2,073,780,406

8 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.1%
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19 (4)(5)	2,000,000	1,989,420
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20 (5)(6)	43,000	42,693
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20 (5)(6)	56,000	54,713

Total High Social Impact Investments (Cost $2,099,000)		2,086,826

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 2.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	53,169,831	53,169,831

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $53,169,831)		53,169,831

TOTAL INVESTMENTS (Cost $2,097,808,980) - 96.9%		2,129,037,063
Other assets and liabilities, net - 3.1%		67,902,135
NET ASSETS - 100.0%		2,196,939,198

NOTES TO SCHEDULE OF INVESTMENTS
(1) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $57,238,251, which represents 2.6% of the net assets of the Fund as of September 30, 2019.

(2) Non-income producing security.
(3) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $76,821,391.
(4) Affiliated company (see Note 7).
(5) Restricted security. Total market value of restricted securities amounts to $2,086,826, which represents 0.1% of the net assets of the Fund as of September 30, 2019.
(6) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2019.

Abbreviations:
ADR:	American Depositary Receipt
GDR:	Global Depositary Receipt
PFC Shares:	Preference Shares

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT 9

At September 30, 2019, the concentration of the Fund’s investments in the various sectors, determined as a percentage of total investments, was as follows:

ECONOMIC SECTORS	(% OF TOTAL INVESTMENTS)*
Information Technology	22.6%
Financials	22.2%
Consumer Discretionary	14.8%
Communication Services	12.1%
Industrials	10.9%
Health Care	8.2%
Consumer Staples	6.5%
Materials	1.4%
Utilities	1.2%
High Social Impact Investments	0.1%
Total	100.0%
* Does not include Short Term Investment of Cash Collateral for Securities Loaned.

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/19	12/15/16	2,000,000
ImpactAssets Inc., Global Sustainable Agriculture Notes, 3.39%, 11/3/20	11/13/15	43,000
ImpactAssets Inc., Microfinance Plus Notes, 1.98%, 11/3/20	11/13/15	56,000
See notes to financial statements.

10 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT

CALVERT EMERGING MARKETS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $2,095,808,980) - including $76,821,391 of securities on loan	$2,127,047,643
Investments in securities of affiliated issuers, at value (identified cost $2,000,000)	1,989,420
Cash	64,517,320
Cash denominated in foreign currency, at value (cost $6,945,907)	7,004,549
Receivable for investments sold	11,200,310
Receivable for capital shares sold	61,869,137
Dividends and interest receivable	1,227,006
Interest receivable - affiliated	24,167
Securities lending income receivable	254,535
Receivable from affiliates	179,418
Directors’ deferred compensation plan	610,462
Other assets	55,421
Total assets	2,275,979,388

LIABILITIES
Payable for investments purchased	18,837,348
Payable for capital shares redeemed	2,603,983
Payable for foreign capital gains taxes	996,922
Deposits for securities loaned	53,169,831
Payable to affiliates:
Investment advisory fee	1,317,066
Administrative fee	210,731
Distribution and service fees	51,555
Sub-transfer agency fee	5,589
Directors’ deferred compensation plan	610,462
Accrued expenses	1,236,703
Total liabilities	79,040,190
NET ASSETS	$2,196,939,198

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$2,190,719,711
Distributable earnings	6,219,487
Total	$2,196,939,198

NET ASSET VALUE PER SHARE
Class A (based on net assets of $132,065,716 and 8,226,003 shares outstanding)	$16.05
Class C (based on net assets of $28,793,979 and 1,843,896 shares outstanding)	$15.62
Class I (based on net assets of $1,817,478,639 and 112,051,622 shares outstanding)	$16.22
Class R6 (based on net assets of $218,600,864 and 13,501,039 shares outstanding)	$16.19

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$16.85
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT 11

CALVERT EMERGING MARKETS EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $4,339,865)	$38,128,995
Interest income	4,771
Interest income - affiliated issuers	30,000
Securities lending income, net	1,132,390
Total investment income	39,296,156

EXPENSES
Investment advisory fee	12,886,301
Administrative fee	1,973,855
Distribution and service fees:
Class A	313,637
Class C	269,221
Directors’ fees and expenses	101,447
Custodian fees	1,563,072
Transfer agency fees and expenses	1,349,530
Accounting fees	345,095
Professional fees	142,694
Registration fees	291,620
Reports to shareholders	134,808
Miscellaneous	113,533
Total expenses	19,484,813
Waiver and/or reimbursement of expenses by affiliates	(2,865,690)
Reimbursement of expenses-other	(39,514)
Net expenses	16,579,609
Net investment income	22,716,547

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers (net of foreign capital gains taxes of $75,174)	(22,662,867)
Foreign currency transactions	(1,658,778)
(24,321,645)

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers (including net increase in payable for foreign capital gains taxes of $792,603)	83,963,273
Investment securities - affiliated issuers	64,720
Foreign currency	33,846
84,061,839

Net realized and unrealized gain	59,740,194

Net increase in net assets resulting from operations	$82,456,741
See notes to financial statements.

12 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT

CALVERT EMERGING MARKETS EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$22,716,547	$12,816,397
Net realized loss	(24,321,645)	(14,900,127)
Net change in unrealized appreciation (depreciation)	84,061,839	(106,917,786)
Net increase (decrease) in net assets resulting from operations	82,456,741	(109,001,516)

Distributions to shareholders:
Class A shares	(830,950)	(169,566)
Class C shares	(100,965)	—
Class I shares	(12,937,246)	(1,069,639)
Class R6 shares	(549,482)	—
Total distributions to shareholders	(14,418,643)	(1,239,205)

Capital share transactions:
Class A shares	(24,807,970)	109,663,028
Class C shares	3,743,762	22,425,876
Class I shares	742,127,821	978,379,270
Class R6 shares (1)	205,025,396	10,515,540
Class Y shares (2)	—	(110,789,228)
Net increase in net assets from capital share transactions	926,089,009	1,010,194,486

TOTAL INCREASE IN NET ASSETS	994,127,107	899,953,765

NET ASSETS
Beginning of year	1,202,812,091	302,858,326
End of year	$2,196,939,198	$1,202,812,091

(1) From February 1, 2018 inception.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT 13

CALVERT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$15.55	$16.33	$12.94	$10.90		$13.15
Income from investment operations:
Net investment income (1)	0.17	0.19	0.10	0.08	(2)	0.11
Net realized and unrealized gain (loss)	0.45	(0.94)	3.36	2.06		(1.92)
Total from investment operations	0.62	(0.75)	3.46	2.14		(1.81)
Distributions from:
Net investment income	(0.12)	(0.03)	(0.07)	(0.10)		(0.03)
Net realized gain	—	—	—	—		(0.41)
Total distributions	(0.12)	(0.03)	(0.07)	(0.10)		(0.44)
Total increase (decrease) in net asset value	0.50	(0.78)	3.39	2.04		(2.25)
Net asset value, ending	$16.05	$15.55	$16.33	$12.94		$10.90
Total return (3)	4.02%	(4.62%)	26.89%	19.75%		(14.18%)
Ratios to average net assets: (4)
Total expenses	1.41%	1.56%	1.80%	1.95%		2.18%
Net expenses	1.25%	1.27%	1.27%	1.47%		1.75%
Net investment income	1.06%	1.15%	0.73%	0.66%	(2)	0.84%
Portfolio turnover	32%	27%	36%	32%		66%
Net assets, ending (in thousands)	$132,066	$155,735	$62,432	$39,343		$23,569

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.003% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

14 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT

CALVERT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$15.18	$16.04	$12.76	$10.74		$13.05
Income from investment operations:
Net investment income (loss) (1)	0.05	0.10	0.01	—	(2)	(0.03)
Net realized and unrealized gain (loss)	0.45	(0.96)	3.29	2.03		(1.87)
Total from investment operations	0.50	(0.86)	3.30	2.03		(1.90)
Distributions from:
Net investment income	(0.06)	—	(0.02)	(0.01)		—
Net realized gain	—	—	—	—		(0.41)
Total distributions	(0.06)	—	(0.02)	(0.01)		(0.41)
Total increase (decrease) in net asset value	0.44	(0.86)	3.28	2.02		(2.31)
Net asset value, ending	$15.62	$15.18	$16.04	$12.76		$10.74
Total return (3)	3.33%	(5.36%)	25.88%	18.94%		(14.98%)
Ratios to average net assets: (4)
Total expenses	2.16%	2.31%	3.69%	4.44%		5.00%
Net expenses	2.00%	2.02%	2.02%	2.21%		2.70%
Net investment income (loss)	0.35%	0.60%	0.08%	0.02%	(2)	(0.23%)
Portfolio turnover	32%	27%	36%	32%		66%
Net assets, ending (in thousands)	$28,794	$24,286	$4,627	$994		$566

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.003% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT 15

CALVERT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019	2018	2017	2016		2015
Net asset value, beginning	$15.73	$16.48	$13.06	$10.99		$13.26
Income from investment operations:
Net investment income (1)	0.22	0.29	0.17	0.12	(2)	0.14
Net realized and unrealized gain (loss)	0.45	(0.99)	3.35	2.09		(1.93)
Total from investment operations	0.67	(0.70)	3.52	2.21		(1.79)
Distributions from:
Net investment income	(0.18)	(0.05)	(0.10)	(0.14)		(0.07)
Net realized gain	—	—	—	—		(0.41)
Total distributions	(0.18)	(0.05)	(0.10)	(0.14)		(0.48)
Total increase (decrease) in net asset value	0.49	(0.75)	3.42	2.07		(2.27)
Net asset value, ending	$16.22	$15.73	$16.48	$13.06		$10.99
Total return (3)	4.36%	(4.30%)	27.27%	20.31%		(13.92%)
Ratios to average net assets: (4)
Total expenses	1.15%	1.32%	1.32%	1.41%		1.48%
Net expenses	0.97%	0.92%	0.92%	1.12%		1.40%
Net investment income	1.41%	1.71%	1.20%	1.06%	(2)	1.12%
Portfolio turnover	32%	27%	36%	32%		66%
Net assets, ending (in thousands)	$1,817,479	$1,012,574	$126,398	$58,259		$39,101

(1) Computed using average shares outstanding.
(2) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.003% of average net assets.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

16 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT

CALVERT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30, 2019	Period Ended September 30, 2018(1)
CLASS R6 SHARES
Net asset value, beginning	$15.72	$18.65
Income from investment operations:
Net investment income (2)	0.27	0.26
Net realized and unrealized gain (loss)	0.40	(3.19)
Total from investment operations	0.67	(2.93)
Distributions from:
Net investment income	(0.20)	—
Total distributions	(0.20)	—
Total increase (decrease) in net asset value	0.47	(2.93)
Net asset value, ending	$16.19	$15.72
Total return (4)	4.35%	(15.71%)	(3)
Ratios to average net assets: (5)
Total expenses	1.06%	1.24%	(6)
Net expenses	0.92%	0.92%	(6)
Net investment income	1.67%	2.48%	(6)
Portfolio turnover	32%	27%	(7)
Net assets, ending (in thousands)	$218,601	$10,217

(1) From February 1, 2018 inception.
(2) Computed using average shares outstanding.
(3) Not annualized.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the Fund’s year ended September 30, 2018.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert Emerging Markets Equity Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in equity securities of companies located in emerging market countries.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

18 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT

Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1	Level 2		Level 3	Total
Common Stocks
Brazil	$182,359,139	$—		$—	$182,359,139
China	185,161,923	390,463,738		—	575,625,661
India	42,782,993	227,762,658		—	270,545,651
Mexico	31,963,540	—		—	31,963,540
Peru	26,156,302	—		—	26,156,302
Taiwan	109,137,875	174,709,701		—	283,847,576
Other Countries (1)	—	703,282,537		—	703,282,537
Total Common Stocks	$577,561,772	$1,496,218,634	(2)	$—	$2,073,780,406
High Social Impact Investments	—	2,086,826		—	2,086,826
Short Term Investment of Cash Collateral for Securities Loaned	53,169,831	—		—	53,169,831
Total Investments	$630,731,603	$1,498,305,460		$—	$2,129,037,063

(1) For further breakdown of equity securities by country, please refer to the Schedule of Investments.
(2) Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and capital gains, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.

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D. Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.75% (0.88% prior to February 1, 2019) of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $12,886,301.
Hermes Investment Management Limited (Hermes) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.24%, 1.99% and 0.99% (1.27%, 2.02% and 0.92% prior to February 1, 2019) for Class A, Class C and Class I, respectively, and 0.92% for Class R6 of such class’ average daily net assets. The expense reimbursement agreement may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $2,865,690. A portion of the expenses waived or reimbursed was borne by Hermes.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $1,973,855.

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The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $313,637 and $269,221 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $45,667 as its portion of the sales charge on sales of Class A shares. The Fund was also informed that EVD received $1,448 and $12,045 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $54,665 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $39,514, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,341,125,143 and $510,349,630, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$14,418,643	$1,239,205
During the year ended September 30, 2019, distributable earnings was decreased by $2,453,256 and paid-in capital was increased by $2,453,256 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

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As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$15,771,736
Deferred capital losses	($21,828,022)
Net unrealized appreciation (depreciation)	$12,275,773
At September 30, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $21,828,022 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2019, $21,828,022 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,115,777,943
Gross unrealized appreciation	$139,334,428
Gross unrealized depreciation	(126,075,308)
Net unrealized appreciation (depreciation)	$13,259,120
NOTE 5 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan was $76,821,391 and the total value of collateral received was $79,888,034, comprised of cash of $53,169,831 and U.S. government and/or agencies securities of $26,718,203.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$79,888,034	$—	$—	$—	$79,888,034
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.

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NOTE 6 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.
NOTE 7 — AFFILIATED COMPANIES
The Fund has invested a portion of its assets designated for high social impact investments in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), formerly the Calvert Social Investment Foundation, pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). The Calvert funds first obtained an exemptive order for these investments in 1998. At that time, there was a significant overlap between the Fund Board members and CIC Board members as well as certain other affiliations between CIC and affiliates of the Fund’s investment adviser. In connection with the appointment of CRM as the Fund’s investment adviser, the Calvert funds filed a request for a new exemptive order from the SEC to permit additional investments in the Notes. On October 28, 2019, the SEC issued the requested new exemptive order, allowing the Fund to make additional investments in the Notes. While the overlap between the Fund Board members and CIC Board members generally has decreased since the original order was granted, certain potential points of affiliation between the Fund and CIC remain. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board, along with two members of the Advisory Council to the Fund Board and a second officer of CRM. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board and a member of the Advisory Council to the Fund Board serves as a director emerita on the CIC Board.
At September 30, 2019, the value of the Fund’s investment in the Notes was $1,989,420, which represents 0.1% of the Fund’s net assets. Transactions in the Notes by the Fund for the year ended September 30, 2019 were as follows:

Name of Issuer	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, end of period	Interest Income	Capital Gain Distributions Received	Principal Amount, end of period
High Social Impact Investments Calvert Impact Capital Inc., Community Investment Notes, 1.50%, 12/15/19(1)	$1,924,700	$—	$—	$—	$64,720	$1,989,420	$30,000	$—	$2,000,000

(1) Restricted security.

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NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,131,302	$80,055,643	11,263,459	$194,432,874
Reinvestment of distributions	49,242	739,118	9,049	156,375
Shares redeemed	(6,985,125)	(105,845,381)	(5,081,081)	(84,926,221)
Converted from Class C	15,904	242,650	—	—
Net increase (decrease)	(1,788,677)	($24,807,970)	6,191,427	$109,663,028

Class C
Shares sold	684,007	$10,374,888	1,473,664	$24,993,031
Reinvestment of distributions	6,731	98,943	—	—
Shares redeemed	(429,880)	(6,487,419)	(162,815)	(2,567,155)
Converted to Class A	(16,277)	(242,650)	—	—
Net increase	244,581	$3,743,762	1,310,849	$22,425,876

Class I
Shares sold	91,075,131	$1,420,261,887	63,885,698	$1,094,110,020
Reinvestment of distributions	817,003	12,369,427	58,557	1,021,237
Shares redeemed	(44,204,094)	(690,503,493)	(18,240,642)	(301,542,471)
Converted from Class Y	—	—	10,991,452	184,790,484
Net increase	47,688,040	$742,127,821	56,695,065	$978,379,270

Class R6 (1)
Shares sold	16,658,520	$266,753,381	745,765	$12,022,644
Reinvestment of distributions	36,389	549,482	—	—
Shares redeemed	(3,843,934)	(62,277,467)	(95,701)	(1,507,104)
Net increase	12,850,975	$205,025,396	650,064	$10,515,540

Class Y (2)
Shares sold	—	$—	4,489,874	$76,898,417
Shares redeemed	—	—	(169,118)	(2,897,161)
Converted to Class I	—	—	(10,904,152)	(184,790,484)
Net decrease	—	$—	(6,583,396)	($110,789,228)

(1) From February 1, 2018 inception.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
NOTE 9 — RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalization of emerging market issuers.

24 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert World Values Fund, Inc:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Emerging Markets Equity Fund (the Fund), a series of Calvert World Values Fund, Inc., including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT 25

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund designates approximately $21,447,081, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. For the fiscal year ended September 30, 2019, the Fund paid foreign taxes of $4,339,136 and recognized foreign source income of $42,152,826.

26 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert World Values Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2005
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Director	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	1992
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2005	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (Unaudited) 27

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

28 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT EMERGING MARKETS EQUITY FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Investment Sub-Adviser Hermes Investment Management Limited 150 Cheapside London EC2V 6ET	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24213 9.30.19

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) - (d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2018 and September 30, 2019 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/18	%*	9/30/19	%*

Audit Fees	$102,641	0%	$109,691	0%

Audit-Related Fees(1)	$0	0%	$0	0%

Tax Fees(2)	$20,150	0%	$22,000	0%

All Other Fees(3)	$0	0%	$0	0%
Total	$122,791	0%	$131,691	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/18		Fiscal Year ended 9/30/19
$	%*	$	%*

$20,150	0%	$22,000	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h)
The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Please see schedule of investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)        Registrant’s Code of Ethics- Not applicable (please see Item 2)
(a)(2)(i)        President’s Section 302 certification.
(a)(2)(ii)        Treasurer’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:     /s/ John H. Streur
John H. Streur
President

Date: November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James F. Kirchner
    James F. Kirchner
Treasurer

Date:     November 21, 2019

By:    /s/ John H. Streur
John H. Streur
President

Date:     November 21, 2019